As filed with the Securities and Exchange Commission on July 27, 2016

File Nos. 002-67052 and 811-03023

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

Post-Effective Amendment No. 539

AND

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

Amendment No. 540

____________________________________________________________________________________________

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Stacy L. Fuller, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006

Copies to:
Zachary R. Tackett
Atlantic Fund Administration, LLC
Three Canal Plaza
Portland, ME 04101

____________________________________________________________________________________________

It is proposed that this filing will become effective:

[ ]	immediately upon filing pursuant to Rule 485, paragraph (b)(1)
[X]	on August 1, 2016, pursuant to Rule 485, paragraph (b)(1)
[ ]	60 days after filing pursuant to Rule 485, paragraph (a)(1)
[ ]	on, pursuant to Rule 485, paragraph (a)(1)
[ ]	75 days after filing pursuant to Rule 485, paragraph (a)(2)
[ ]	on, pursuant to Rule 485, paragraph (a)(2)
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of series being registered: Adalta International Fund

Adalta International Fund

Prospectus

August 1, 2016

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Summary Section

Investment Objective

The Adalta International Fund (the "Fund") seeks capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of the offering price)	None
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase, if applicable)	2.00%
Exchange Fee (as a percentage of amount redeemed, if applicable)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.64%
Total Annual Fund Operating Expenses	2.14%
Fee Waiver and/or Expense Reimbursement(1)	(0.64)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.50%

(1)Adalta Capital Management LLC (the "Adviser") has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.50% through at least July 31, 2017 (the "Expense Cap"). Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that it reflects the Expense Cap through the time period described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:

1 Year	3 Years	5 Years	10 Years
$153	$608	$1,091	$2,422

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in the equity securities of non-U.S. companies of any size, including those located in emerging markets. The location of companies in which the Fund invests may be determined by a company's

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country of incorporation, the location of the securities exchange on which a company is principally traded, or the location from which a company derives the majority of its revenues. For the purposes of the primary investment policy, equity securities include common stock, sponsored American Depositary Receipts ("ADRs") and securities convertible into common stock. The Adviser focuses on those equity securities that the Adviser believes have above average earnings or revenue growth and/or potential price appreciation. The Fund also invests in companies that the Adviser believes are experiencing growth but whose growth the Adviser believes has not been recognized by the market.

The Fund limits its investments in any one country to 25% of its total assets. The Fund may also invest in pooled investment vehicles, including private equity funds and investment companies, which the Adviser believes provide similar earnings, revenue or growth potential as the equity securities in which the Fund principally invests. The Fund may invest up to 10% of its total assets in limited liability companies ("LLCs") and limited partnerships ("LPs").

The Fund may hedge its foreign currency exposure versus the U.S. dollar by employing forward foreign currency contracts when the Adviser believes the Fund's exposure to a foreign currency will detract from the value of an investment, as measured in U.S. dollars.

The Adviser relies primarily on fundamental analyses to identify companies, sectors and industries that, in its judgment, are undervalued relative to their potential and whose growth should exceed that anticipated by the market. The Adviser also studies political and economic developments in foreign countries in order to determine which countries may offer the best investment opportunities. The Adviser seeks to purchase the securities of well-managed companies at prices that are below intrinsic value. The Adviser may sell a security if, in its judgment, an issuer experiences a decline in its financial condition, an erosion in profits, earnings or cash flow, or becomes overvalued. The Adviser may also consider the issuer's weighting in the portfolio and any trends in inflation or interest rates. The Fund may invest a significant portion of the Fund's total assets in cash or cash equivalents if the Adviser's process does not identify investments it views as appropriate for the Fund.

Principal Investment Risks

The Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

It is important that you closely review and understand the risks of investing in the Fund prior to making an investment in the Fund.

ADR Risk. The Fund may invest in ADRs. ADR risks include, but are not limited to, fluctuations in foreign currencies and foreign investment risks, such as political and financial instability, less liquidity, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, ADRs may not track the price of the underlying foreign securities, and their value may change materially at times when U.S. markets are not open for trading.

Brexit Investment Risk. The risk of investing in Europe may be heightened due to the recent referendum in which the United Kingdom voted to withdraw from membership in the European Union. In addition, if one or more countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.  Any such event could have a material adverse impact on the value and risk profile of the Fund's portfolio.

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Cash and Cash Equivalents Risk. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Convertible Securities Risk. Investments in convertible securities entail some of the risks of both equity and debt securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with the fluctuations in the market value of the underlying securities. Convertible securities are subject to the risk that the credit rating of the issuer may have an effect on the value of the convertible securities.

Currency Exchange Rate Risk. Changes in currency exchange rates may affect the U.S. dollar value of the Fund's investments. Currency exchange rates can be very volatile, changing quickly and unpredictably. Therefore, the value of an investment in the Fund may also change quickly and unpredictably.

Currency Hedging Risk. Although the Fund may attempt to minimize the impact on the value of Fund shares of changes in the value of foreign currencies against the U.S. dollar, these strategies may not be successful. The currency hedging activity carried out by the Fund may result in lower returns when the local currency appreciates relative to the U.S. dollar. In addition, the Fund's exposure to foreign currencies may not be fully hedged at all times.

Emerging Markets Risk. Emerging markets investments are subject to the same risks as foreign investments and to additional risks due to greater political and economic uncertainties as well as a relative lack of information about companies in such markets. Securities traded on emerging markets are potentially illiquid and may be subject to volatility and high transaction costs.

Equity Risk. The Fund's equity holdings, which include common stocks, sponsored ADRs and securities convertible into common stock, may decline in value because of changes in price of a particular holding or a broad stock market decline. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a security may decline for a number of reasons that directly relate to the issuer of a security or broader economic or market events including changes in interest rates.

Focused Portfolio Risk. The Fund may hold significant amounts of securities issued by a single issuer which may have a disproportionate impact on the Fund's NAV and total return.

Foreign Investments Risk. The value of foreign investments may be affected by risks in addition to those affecting domestic investments, including the imposition of new or amended government regulations, changes in diplomatic relations between the U.S. and another country, political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital or nationalization and/or increased taxation or confiscation of investors' assets. Investments in securities of foreign issuers are subject to fluctuations in the value of the issuer's local currency relative to the U.S dollar and may be subject to foreign withholding and other taxes.

Forward Foreign Currency Contract Risk. Entering into forward foreign currency contracts will generate profits or losses for the Fund based on movements in the currencies in which the contracts are denominated. Forward contracts are subject to counterparty risk.

Large Capitalization Company Risk. The Fund's investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

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Liquidity Risk. The Fund may not be able to dispose of restricted, thinly traded and/or illiquid instruments promptly or at reasonable prices. This may result in a loss to the Fund.

Management Risk. The Fund is actively managed, and its performance will reflect the Adviser's ability to make investment decisions that are suited to achieving the Fund's investment objective.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.

Private Fund Risk. Investments in private investment funds may involve a high degree of risk. A shareholder will also bear fees and expenses charged by the underlying funds, which may be significant. In addition, private fund securities are typically illiquid and difficult to value. Private funds may pay their managers performance fees, which may create an incentive for their managers to make speculative investments.

Registered Investment Company Risk. The risks of investing in these securities typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company.

Sector Risk. The Fund may invest a higher percentage of its total assets in one or more sectors. Negative developments affecting those sectors may result in greater market risk to the Fund than to a fund that is not weighted in those sectors.

Small and Mid Capitalization Company Risk. Investments in small and mid capitalization companies may be less liquid, and the prices of such securities may fluctuate more than those of larger, more established companies. These factors could adversely affect the Fund's ability to sell such securities at a desirable time and price.

Value Investment Risk. The Fund's investments in value securities are subject to the risk that they may remain undervalued for a given period or never realize their full value.

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund from year to year. The table shows how the Fund's average annual returns for one, five, and ten years compare to certain broad based indices. Updated performance information is available by calling (844) 284-9829 (toll free).

Performance information represents only past performance and does not necessarily indicate future results.

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The calendar year-to-date total return as of June 30, 2016 was 2.14%.

During the period shown, the highest return for a quarter was 23.52% for the quarter ended June 30, 2009, and the lowest return was -19.32% for the quarter ended December 31, 2008.

Average Annual Total Returns
(For the periods ended December 31, 2015)

	1 Year	5 Year	10 Year
Return Before Taxes	-2.45%	1.18%	2.80%
Return After Taxes on Distributions	-4.45%	-0.69%	1.55%
Return After Taxes on Distributions and Sale of Fund Shares	-0.62%	0.53%	2.17%
MSCI ACWI ex US® Index (reflects no deduction for fees, expenses or taxes)	-5.66%	1.06%	2.92%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	-0.81%	3.60%	3.03%

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Management

Investment Adviser. Adalta Capital Management LLC is the Fund's investment adviser.

Portfolio Managers. Mr. David Rappa and Mr. Peter Vlachos are primarily responsible for the day-to-day management of the Fund. Mr. Rappa, Partner of the Adviser, has served as portfolio manager with respect to the Fund since 2005. Mr. Vlachos, Managing Director of the Adviser, has served as portfolio manager with respect to the Fund since its inception in 1993.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any day that the New York Stock Exchange (the "NYSE") is open for business. You may purchase or redeem shares directly from the Fund by calling (844) 284-9829 (toll free) or writing to the Fund at Adalta International Fund, P.O. Box 588, Portland, Maine 04112. You also may purchase or redeem shares of the Fund through your financial intermediary. The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment(1)	Minimum Additional Investment(1)
Standard Accounts	$2,500	$1,000
Retirement Accounts	$2,000	$1,000

(1)No initial or subsequent investment minimums for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans like 401(k) retirement plans; (3) mutual fund platforms; and (4) consulting firms.

If deemed appropriate by the Trust officers, the Fund reserves the right to waive minimum investment amounts.

Tax Information

Shareholders may receive distributions from the Fund, which may be taxed to shareholders other than tax-exempt investors (such as tax-deferred retirement plans and accounts) as ordinary income, capital gains, or some combination of both. If you are investing through a tax-advantaged account, you may still be subject to taxation upon withdrawals from that account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Details Regarding Principal Investment Strategies

Concepts to Understand

American Depositary Receipt ("ADR") means a receipt for shares of a foreign-based company held by a U.S. bank that entitles the holder to all dividends.

Common Stock means an ownership interest in a company and usually possesses voting rights and may earn dividends.

Convertible Security means a security such as a preferred stock or bond that may be converted into a specified number of shares of common stock.

Fundamental Analysis means the analysis of a company's financial condition to forecast the probable future value of its stock price. This analysis includes review of a company's balance sheet and income statement, asset history, earnings history, product or service development and management productivity.

Additional Information Regarding Principal Investment Strategies

The Fund seeks capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock.

The Fund invests primarily in the equity securities of non-U.S. companies of any size, including those located in emerging markets. The location of companies in which the Fund invests may be determined by a company's country of incorporation, the location of the securities exchange on which a company is principally traded, or the location from which a company derives the majority of its revenues. For the purposes of the primary investment policy, equity securities include common stock, sponsored American Depositary Receipts ("ADRs") and securities convertible into common stock. The Adviser focuses on those equity securities that the Adviser believes have above average earnings or revenue growth and/or potential price appreciation. The Fund also invests in companies that the Adviser believes are experiencing growth but whose growth the Adviser believes has not been recognized by the market.

The Fund limits its investments in any one country to 25% of its total assets. Currently, the Adviser invests primarily in the securities of companies located in Asia, Europe, Latin America, and North America. The Fund may also invest in pooled investment vehicles, including private equity funds and investment companies that the Adviser believes provide similar earnings, revenue or growth potential as the equity securities in which the Fund principally invests. The Fund may invest up to 10% of its total assets in limited liability companies ("LLCs") and limited partnerships ("LPs").

The Fund may hedge its foreign currency exposure versus the U.S. dollar by employing forward foreign currency contracts. The Fund may do so when the Adviser believes the Fund's exposure to a foreign currency will detract from the value of an investment, as measured in U.S. dollars, because the Adviser anticipates the relevant foreign currency may depreciate relative to the U.S. dollar.

The Adviser's Process. The Adviser relies primarily on fundamental analyses of prospective companies to identify companies that, in its judgment, are financially strong and possess high quality assets and above average growth and/or appreciation potential. The Adviser also uses fundamental analyses to identify sectors, industries and companies that it believes are experiencing growth but whose growth has not been recognized by the market, measuring the anticipated appreciation potential of the companies' securities against existing market prices. The Adviser aims to purchase portfolio securities at low price levels relative to earnings and intrinsic valuations.

The Adviser also studies the political and economic developments in various foreign countries in order to determine which countries may offer the best investment opportunities. The Adviser focuses on, among other things, gross domestic product, interest rate movements, employment costs, earnings trends, currency fluctuations, business cycle influence, changes in governmental policy and leadership, and the laws and taxes relating to foreign investors. In addition to these factors, the Adviser assesses

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each prospective company's management to determine its competency as both an operator and owner.

The Adviser monitors the companies in the Fund's portfolio to determine if there have been any fundamental changes in the companies. The Adviser may sell a security if, in its judgment:

•The underlying company experiences a decline in financial condition

•The underlying company experiences a significant erosion in profitability, earnings or cash flow

•The security is overvalued compared to its fundamentals

•The Fund's holding of a security is overweighted compared to other holdings

•There are negative trends in inflation, recession or interest rates

The Fund may invest a significant portion of the Fund's total assets in cash or cash equivalents if the Adviser's Process does not identify investments it views appropriate for the Fund.

Temporary Defensive Position. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high-quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker's acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund's performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive position.

Additional Information Regarding Principal Investment Risks

The Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ADR Risk. Investing in ADRs may involve risks relating to political, economic or regulatory conditions in foreign countries where the underlying securities are traded. These risks include fluctuations in foreign currencies, political and financial instability, less liquidity, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. The underlying securities are typically denominated (or quoted) in a currency other than U.S. dollars. The securities underlying ADRs may trade on foreign exchanges at times when U.S. markets are not open for trading. As a result, the value of ADRs may not track the price of the underlying foreign securities and may change materially at times when the U.S. markets are not open for trading.

Brexit Investment Risk. The risk of investing in Europe may be heightened due to the recent referendum in which the United Kingdom voted to withdraw from membership in the European Union. In addition, if one or more countries were to exit the European Union or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.  Any such event could have a material adverse impact on the value and risk profile of the Fund's portfolio.

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents when the Adviser believes doing so is consistent with the Fund's investment objective or the Fund has assumed a temporary defensive position. Generally, such positions offer less potential for gain than other investments. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

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If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Convertible Securities Risk. Investments in convertible securities entail some of the risks of both equity and debt securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with the fluctuations in the market value of the underlying securities or any changes in the issuer's credit rating. Convertible securities often display a degree of market price volatility that is comparable to common stocks and are also subject to additional risks, including risk of default on interest or principal payments which could result in a loss of income from or a decline in value of the securities. Convertible securities are subject to the risk that the credit rating of the issuer may have an effect on the value of the convertible securities.

Currency Exchange Rate Risk. Changes in currency exchange rates may affect the U.S. Dollar value of the Fund's investments, including foreign securities, forward contracts, money market instruments or other high quality debt securities, or investment companies that invest in those instruments. To the extent that a foreign government moves to devalue a currency to which the Fund has exposure, such action could cause the Fund to lose money.

Currency Hedging Risk. The effectiveness of the Fund's currency hedging strategy will in general be affected by interest rates and the volatility of the U.S. dollar relative to the currencies hedged. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions in geographic regions in which the Fund invests. Volatility of the U.S. dollar relative to other currencies will generally reduce the effectiveness of the Fund's currency hedging strategy. In addition, significant differences between U.S. dollar interest rates and foreign currency interest rates may affect the effectiveness of a currency hedging strategy.

While hedging can reduce or eliminate losses from currency fluctuations, it can also reduce or eliminate gains. The Fund's exposure to the value of the currencies in which the Fund is invested may not be fully hedged at all times.

Currency hedging strategies may fail, including because governments, from time to time, intervene in the currency markets in order to influence prices. In this regard, a government may adopt policies designed to directly or indirectly influence foreign exchange rates with respect to its currency. As a result, hedging transactions with respect to such a currency may not successfully reduce the currency risk included in the Fund's portfolio.

In addition, investors seeking to trade in foreign currencies may have limited access to certain currency markets from time to time due to a variety of factors, including government regulations, adverse tax treatment, exchange controls, and currency convertibility issues. These limitations and restrictions may impact the availability, liquidity and pricing of the financial instruments that are used by the Fund to hedge exposure to foreign currencies. If the Fund's ability to transact in such financial instruments is impaired, the Fund may not be able to achieve its investment objective.

Emerging Markets Risk. Investing in emerging markets present greater risks than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and markets of certain emerging market countries. A relative lack of information about companies in emerging markets may also exist. Securities traded on emerging markets are potentially illiquid and may be subject to volatility and high transaction costs.

Equity Risk. Equity holdings, including common stocks, sponsored ADRs and securities convertible into common stock, may decline in value because of changes in price of a particular holding or a broad stock market decline.

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These fluctuations could be a drastic movement or a sustained trend. The value of a security may decline for a number of reasons that directly relate to the issuer of a security, such as management performance, financial leverage and reduced demand for the issuer's goods or services, or broader economic or market events, including changes in interest rates. Common stocks in general are subject to the risk of an issuer liquidating or declaring bankruptcy, in which case the claims of owners of the issuer's debt securities and preferred stock take precedence over the claims of common stockholders. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuation in the market value of the underlying securities or any changes in the issuer's credit rating.

Focused Portfolio Risk. The Fund may be over-weighted in individual securities relative to other more diversified funds. The increase or decrease of the value of a single position held by the Fund may have a greater impact on the Fund's NAV and total return than if the Fund were more broadly invested.

Foreign Investments Risk. Investments in foreign securities may have the following additional risks:

•Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies denominated in U.S. dollars because foreign markets may be smaller and less liquid than U.S. markets

•There may not be as much public information regarding foreign issuers, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards as are U.S. companies

•Political and economic instability abroad may adversely affect the operations of foreign issuers and the value of their securities

•Changes in foreign tax laws, exchange controls and policies on nationalization and expropriation also may affect the operations of foreign issuers and the value of their securities

•Fluctuations in currency exchange rates and currency transfer restrictions may adversely affect the value of foreign securities, which may be determined or quoted in currencies other than the U.S. dollar

•Foreign securities and their issuers are not subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation

•Foreign security registration, custody and settlement may be subject to delays or other operational and administrative problems

•Certain foreign brokerage commissions and custody fees may be higher than those in U.S. markets

•Dividends receivable on the foreign securities contained in the Fund's portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Fund's shareholders

•The Fund is subject to the risk of market timing activities because of price differentials that may be reflected in the net asset value of the Fund's shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund's calculation of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. Although the Fund may fair value foreign securities in such instances, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund's shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing.

Certain of these risks may be greater for investments in issuers located in emerging or developing markets. These markets may be undercapitalized, may have underdeveloped legal and financial systems and/or may have less stable currencies as compared with markets of developed countries.

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Forward Foreign Currency Contract Risk. Forward foreign currency contracts are obligations to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are over-the-counter investments that expose the Fund to counterparty risk. Entering into forward currency transactions also exposes the Fund to currency exchange rate risks, described elsewhere in this section. While using forward currency contracts to hedge currency exposures could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. There is no assurance that these foreign currency forward contracts will be effective in hedging fluctuations in the value of these currencies against the U.S. dollar.

Large Capitalization Company Risk. Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges or to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid capitalization companies.

Liquidity Risk. Certain securities held by the Fund may be difficult (or impossible) to sell at an appropriate time and price. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. There is a possibility that the Fund may lose money if it cannot sell a security at a particular time and price.

Management Risk. The Fund is actively managed, and its performance will reflect the Adviser's ability to make investment decisions that are suited to achieving the Fund's investment objective. Investments selected by the Adviser for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives. Further, the Fund's performance may deviate from overall market returns to a greater degree than funds that do not employ a similar strategy.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. Following the financial crisis that began in 2007, the Federal Reserve attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. As the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund's investments and share price to decline. To the extent that the Fund experiences high redemptions because of these governmental policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and will lower the Fund's performance.

Private Fund Risk. The Fund may invest in private investment funds, which pursue alternative investment strategies. Certain investment instruments and techniques used by a private fund may involve a high degree of risk. Because of the nature of a private fund's investments, the Fund may suffer a significant or complete loss of its invested capital in one or more private funds. Private equity funds may concentrate their investments in a particular issuer or industry, which may make their investments more volatile. To the extent the Fund invests in private funds, it will be exposed to the risks of the underlying securities held by the Fund. A shareholder will also bear fees and expenses charged by the private funds in addition to the Fund's direct fees and expenses. Interests in a private fund are typically illiquid and difficult to value. Private funds may pay their managers performance fees, which may create an incentive for their managers to make speculative investments.

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Registered Investment Company Risk. The risks of investment in these securities typically reflect the risks of the types of instruments in which the investment company invests. When the Fund invests in investment company securities, shareholders bear their proportionate share of their fees and expenses. As a result, an investment by the investment company could cause the Fund's operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company. To the extent that the Fund invests in any investment company sponsored by the Adviser or its affiliates, the Adviser may waive certain fees and expenses.

Sector Risk. The Fund may invest a higher percentage of its total assets in one or more sectors. The industries that comprise a sector may react similarly to changes in market conditions such as economic, political or regulatory events. Therefore, the value of the Fund's portfolio investments may be more sensitive to such events, which may result in greater market risk to the Fund than to a fund that is not weighted in those sectors.

Small and Mid Capitalization Company Risk. Investments in small and mid capitalization companies may be less liquid, and the prices of such securities may fluctuate more and have a higher degree of volatility than those of larger, more established companies. Securities of small and mid capitalization companies may be traded in lower volume. The general market may not favor the small and mid sized companies in which the Fund invests, and as a result the Fund could underperform the general market. Small and mid sized companies may have more limited product lines, markets and financial resources that make them more susceptible to economic and market setbacks. Additionally, information about these companies may not be readily available. The smaller the company, the greater effect these risks may have on the company's operations and performance, which could have a significant impact on the price of the security. These factors could adversely affect the Fund's ability to sell such securities at a desirable time and price.

Value Investment Risk. The Fund's investments in value securities are subject to the risk that their intrinsic value may never be realized by the market. This may result in the value stocks' prices remaining undervalued for extended periods of time. Different investment styles may shift in and out of favor, depending on market conditions and investor sentiment. The Fund's value approach could cause it to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

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Management

The Adalta International Fund (the "Fund") is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The Board of Trustees (the "Board") oversees the management of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting the Fund. Additional information regarding the Board and the Trust's executive officers may be found in the Fund's Statement of Additional Information (the "SAI"), which is available from the Adviser's website at www.beckmack.com.

Investment Adviser

Effective on June 30, 2016, Adalta Capital Management LLC, 452 Fifth Avenue, 14th Floor, New York, New York 10018 ("Adalta"), was appointed to serve as the investment adviser to the Adalta International Fund, formerly known as the Beck, Mack & Oliver International Fund, pursuant to an Interim Investment Advisory Agreement with Forum Funds on behalf of the Fund ("Interim Agreement"). Adalta was formed in 2016 and is a newly registered investment adviser with the Securities and Exchange Commission. The Interim Agreement will remain in effect for 150 days from its effectiveness, or until Fund shareholders approve a new, permanent investment advisory agreement ("New Agreement"), whichever is earlier. On June 9, 2016, the Board approved the New Agreement between the Trust and the Adviser and recommended that the New Agreement be submitted to Fund shareholders for approval. The New Agreement will take effect upon its approval by shareholders.

The terms and conditions of the Interim Agreement are identical in all material respects to those of the original investment advisory agreement between the Trust and Beck, Mack & Oliver, LLC, the Fund's previous investment adviser ("Original Agreement"), except for the effective period and termination provisions. The terms and conditions of the New Agreement are identical in all material respects to those of the Original Agreement, except the New Agreement may be terminated immediately by the Trust if the Board finds that the services being rendered by Adalta fail in a material way to provide responsible management to the Fund. Although the level of advisory services under the New Agreement will be the same as under the Original Agreement, the New Agreement includes a voluntary breakpoint in the advisory fee once the Fund has achieved appropriate asset levels, as described below.

Subject to the general oversight of the Board, Adalta makes investment decisions for the Fund pursuant to the Interim Agreement. Adalta receives an advisory fee from the Fund at an annual rate equal to 1.50% of the Fund's average annual daily net assets under the terms of the Interim Agreement. However, the Adviser has voluntarily agreed to reduce its advisory fee to 1.25% on Fund assets exceeding $250 million. The actual advisory fee rate paid by the Fund to the Fund's prior investment adviser, Beck, Mack & Oliver LLC, for the fiscal year ended March 31, 2016 was 0.86% due to the existence of fee waiver and/or expense reimbursement arrangements. Because Adalta is a newly-registered investment adviser with the SEC, Adalta did not have any assets under management as of June 30, 2016. Adalta has contractually agreed to waive its fee and/or reimburse Fund expenses to the extent that the Fund's Total Annual Fund Operating Expenses exceed 1.50% (excluding all taxes, interest, portfolio transaction expenses, proxy expenses, acquired fund fees and expenses and extraordinary expenses), the same contractual waiver as the Fund's prior investment adviser, Beck, Mack & Oliver, LLC, through July 31, 2017 ("Expense Cap"). The Expense Cap may be lowered upon approval of Trust management, but may only be raised or eliminated with the consent of the Board. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply.

A discussion summarizing the basis on which the Board approved the Interim Agreement will be included in the Fund's semi-annual report to shareholders for the period ended September 30, 2016.

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Portfolio Managers

Messrs. David Rappa and Peter Vlachos are jointly responsible for the day-to-day management of the Fund and perform all the functions related to the management of the portfolio.

Mr. Rappa, Co-Portfolio Manager, has 18 years of experience in the investment industry and is responsible for the day-to-day management of the Fund's portfolio. Mr. Rappa served as a portfolio manager and an analyst during his tenure at Austin Investment Management, Inc. ("Austin") starting in 1997, and served in the same capacity as a Partner at Beck, Mack & Oliver, LLC prior to joining Adalta, where he is a Partner.

Mr. Vlachos, Co-Portfolio Manager, has 55 years of experience in the investment industry. Mr. Vlachos founded Austin in 1989 and the Fund in 1993, and is continuing as a co-manager of the Fund and as a portfolio manager and Managing Director at Adalta.

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the ownership of Fund shares by the portfolio managers.

Other Service Providers

Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") provides fund accounting, fund administration, and compliance services to the Fund and the Trust and supplies certain officers of the Trust, including a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, an Anti-Money Laundering Compliance Officer and additional compliance support personnel. Atlantic Shareholder Services, LLC, a wholly-owned subsidiary of Atlantic, provides transfer agency services to the Fund and the Trust.

Foreside Fund Services, LLC (the "Distributor"), the Trust's principal underwriter, acts as the Trust's distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers and other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Adviser or with Atlantic or their affiliates.

Fund Expenses

The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Fund and other series of the Trust based upon methods approved by the Board. Certain service providers may waive all or a portion of their fees and may reimburse certain expenses of the Fund. Service provider waivers may be voluntary and do not affect the Adviser's contractual waiver. Any agreement to waive fees or to reimburse expenses increases the investment performance of the Fund for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

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Your Account

How to Contact the Fund

Telephone the Fund at:

(844) 284-9829 (toll free)

Fax the Fund at:

(207) 347-2195

Write the Fund:

Adalta International Fund
P.O. Box 588
Portland, Maine 04112

Overnight Address:

Adalta International Fund
c/o Atlantic Fund Services
Three Canal Plaza, Ground Floor
Portland, Maine 04101

Wire investments (or ACH payments):

Please contact the transfer agent at (844) 284-9829 (toll free) to obtain the ABA routing number and account number for the Fund.

General Information

You may purchase or sell (redeem) shares of the Fund on any day that the NYSE is open for business. Notwithstanding this fact, the Fund may, only in the case of an emergency, calculate its NAV and accept and process shareholder orders when the NYSE is closed.

You may purchase or sell shares of the Fund at the next NAV calculated (normally 4:00 p.m., Eastern Time) after the transfer agent or your approved broker-dealer or other financial intermediary receives your request in good order. "Good order" means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees. All requests to purchase or sell Fund shares received in good order prior to the Fund's close will receive that day's NAV. Requests received in good order after the Fund's close or on a day when the Fund does not value its shares will be processed on the next business day and will be priced at the next NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus and the SAI. The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive a confirmation of each transaction and quarterly statements detailing Fund balances and all transactions completed during the prior quarter. Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund may temporarily suspend or discontinue any service or privilege, including systematic investments and withdrawals, wire redemption privileges and telephone or internet redemption privileges, if applicable. The Fund reserves the right to refuse any purchase request including, but not limited to, requests that could adversely affect the Fund or its operations. If the Fund were to refuse any purchase request, it would notify the purchaser within two business days of receiving a purchase request in good order.

NAV Determination. The NAV of the Fund is determined by taking the market value of the total assets of the Fund, subtracting the liabilities of the Fund and then dividing the result (net assets) by the number of outstanding shares of the Fund. The Fund calculates its NAV as of the close of trading on the NYSE (generally 4:00 p.m., Eastern Time) on each weekday that the NYSE is open, except as described below.

The NYSE is open every weekday, Monday through Friday. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. The NYSE may close early on the day before each of these holidays

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as well as on the day after Thanksgiving Day, and the NYSE holiday schedule is subject to change without notice.

The Fund values securities for which market quotations are readily available, including exchange-traded investment companies, at current market value, except for certain short-term securities that may be valued at amortized cost. Securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued using the last quoted sales price, or in the absence of a sale, at the market closing or, if unavailable, the mean between the most recent quoted bid and asked price. Investments in non-exchange traded investment companies are valued at their NAVs. Fixed-income securities may be valued at prices supplied by the Fund's pricing agent based on broker-supplied or dealer-supplied valuations or on matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

Market quotations may not be readily available or may be unreliable if, among other things, (1) the exchange on which a Fund portfolio security is principally traded closes early, (2) trading in a portfolio security was halted during the day and did not resume prior to the time that the Fund calculates its NAV, or (3) events occur after the close of the securities markets on which the Fund's portfolio securities primarily trade but before the time the Fund calculates its NAV.

If market quotations are not readily available or the Fund reasonably believes that they are unreliable, the Fund will seek to value such securities at fair value, as determined in good faith using procedures approved by the Board. The Board has delegated day-to-day responsibility for fair valuation determinations in accordance with the procedures to a Valuation Committee composed of management members who are appointed to the Committee by the Board. The Committee makes such determinations under the supervision of the Board. Fair valuation may be based on subjective factors. As a result, the fair value price of a security may differ from that security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotations.

Although the Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade (typically prior to the Fund's calculation of its NAV), these prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. As a result, the Fund's investments in foreign securities are more likely to require a fair value determination than investments in domestic securities. In determining fair value prices of foreign securities, a Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation or depreciation, securities market movements in the U.S. and other relevant information as related to the securities. Notwithstanding that the Fund may fair value foreign securities and take other measures to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage opportunities in the pricing of the Fund's shares ("market timing"). There is no assurance that fair valuation of securities will reduce or eliminate market timing, and the Fund's investments in foreign securities, including ADRs, may make them more susceptible to market timing.

The Fund's investments in private securities generally require a fair value determination because these securities are not registered under the federal securities laws, are not traded on an exchange and may be illiquid.

Securities of smaller companies are more likely to require a fair value determination because they may be thinly traded and less liquid than securities of larger companies.

Transactions Through Financial Intermediaries. The Fund has authorized certain financial services companies, broker-dealers, banks and other agents,

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including the designees of such entities (collectively, "financial intermediaries"), to accept purchase and redemption orders on the Fund's behalf. If you invest through a financial intermediary, the policies and fees of the financial intermediary may be different from the policies and fees you would be subject to if you had invested directly in the Fund. Among other things, financial intermediaries may charge transaction fees and may set different minimum investment restrictions or limitations on buying or selling Fund shares. You should consult your broker or another representative of your financial intermediary for more information.

The Fund will be deemed to have received a purchase or redemption order when a financial intermediary that is an agent of the Fund for the purpose of accepting orders receives the order. All orders to purchase or sell shares are processed as of the next NAV calculated after the order has been received in good order by a financial intermediary. Orders are accepted until the close of trading on the NYSE every business day (normally 4:00 p.m., Eastern Time) and are processed, including by financial intermediaries, at that day's NAV.

Payments to Financial Intermediaries. The Fund, at its own expense, may pay additional compensation to financial intermediaries for shareholder-related services, including administrative, recordkeeping and shareholder communication services. In addition, pursuant to any applicable Rule 12b-1 plan, the Fund may pay compensation to financial intermediaries for distribution-related services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or a similar program sponsor or for services provided in connection with such fund supermarket platforms and programs. To the extent that the Fund pays all or a portion of such compensation, the payment is designed to compensate the financial intermediary for distribution activities or for providing services that would otherwise be provided by the Fund's transfer agent and/or administrator.

The Adviser or another Fund affiliate, out of its own resources and not as an expense of the Fund, may provide additional compensation to financial intermediaries. Such compensation is sometimes referred to as "revenue sharing." Compensation received by a financial intermediary from the Adviser or another Fund affiliate may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred in compensating registered sales representatives and preparing, printing and distributing sales literature.

The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund.

Any compensation received by a financial intermediary, whether from the Fund, the Adviser or another affiliate, and the prospect of receiving such compensation, may provide the financial intermediary with an incentive to recommend the shares of the Fund over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds.

Anti-Money Laundering Program. Customer identification and verification are part of the Fund's overall obligation to deter money laundering under federal law. The Trust's Anti-Money Laundering Program is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, (1) to refuse, cancel or rescind any purchase order or (2)

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to freeze any account and/or suspend account services. These actions will be taken when, at the sole discretion of Trust management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authorities or applicable law. If your account is closed at the request of governmental or law enforcement authorities, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Disclosure of Portfolio Holdings. A description of the Fund's policies and procedures with respect to the disclosure of portfolio securities is available in the Fund's SAI.

Buying Shares

How to Make Payments. Unless purchased through a financial intermediary, all investments must be made by check, Automated Clearing House ("ACH") or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's Anti-Money Laundering Program, the Fund does not accept purchases made by credit card check, starter check, checks with more than one endorsement (unless the check is payable to all endorsees), cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). The Fund and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of the Fund.

Checks. Checks must be made payable to "Adalta International Fund." For individual, sole proprietorship, joint, Uniform Gifts to Minors Act ("UGMA") and Uniform Transfers to Minors Act ("UTMA") accounts, checks may be made payable to one or more owners of the account and endorsed to "Adalta International Fund." A $20 charge may be imposed on any returned checks.

ACH. The Automated Clearing House system maintained by the Federal Reserve Bank allows banks to process checks, transfer funds and perform other tasks. Your U.S. financial institution may charge you a fee for this service.

Wires. You may instruct the U.S. financial institution with which you have an account to make a federal funds wire payment to the Fund. Your U.S. financial institution may charge you a fee for this service.

Minimum Investments. The Fund accepts investments in the following minimum amounts:

	Minimum Initial Investment(1)	Minimum Additional Investment(1)
Standard Accounts	$2,500	$1,000
Retirement Accounts	$2,000	$1,000

(1)No initial or subsequent investment minimums for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as (1) fee-based advisory programs; (2) employee benefit plans like 401(k) retirement plans; (3) mutual fund platforms; and (4) consulting firms.

The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by an officer of the Trust.

Registered investment advisers and financial planners may be permitted to aggregate the value of accounts in order to meet minimum investment amounts.

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Account Requirements. The following table describes the requirements to establish certain types of accounts in the Fund.

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts Individual accounts and sole proprietorship accounts are owned by one person. Joint accounts have two or more owners (tenants).	•Instructions must be signed by all persons named as account owners exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts are owned by a minor child but controlled by an adult custodian.	•Depending on state laws, you may set up a custodial account under the UGMA or the UTMA. •The custodian must sign instructions in a manner indicating custodial capacity.
Corporations/Other Entities These accounts are owned by the entity, but control is exercised by its officers, partners or other management.

•The entity should submit a certified copy of its articles of incorporation (or a government-issued business license or other document that reflects the existence of the entity) and a corporate resolution or a secretary's certificate.

Trusts	•The trust must be established before an account may be opened. •The trust should provide the first and signature pages from the trust document identifying the trustees.

Account Application and Customer Identity Verification. To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your first and last name, U.S. taxpayer identification number ("TIN"), physical street address, date of birth and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your financial adviser. If the Fund cannot obtain the required information within a timeframe established in its sole discretion, your application will be rejected.

When your application is in good order and includes all required information, your order will normally be processed at the NAV next calculated after receipt of your application and investment amount. The Fund will attempt to verify your identity using the information that you have supplied and other information about you that is available from third parties, including information available in public and private databases, such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in its sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account. If your account is closed, you may realize a gain or loss on the Fund shares in the account. You will be responsible for any related taxes and will not be able to recoup any redemption fees assessed, if applicable.

Policy on Prohibition of Foreign Shareholders. The Fund requires that all shareholders be U.S. persons or U.S. resident aliens with a valid TIN (or show proof of having applied for a TIN and commit to provide a valid TIN within 60 days) in order to open an account with the Fund.

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Investment Procedures. The following table describes the procedures for investing in the Fund.

How to Open an Account	How to Add to Your Account
Through a Financial Intermediary •Contact your financial intermediary using the method that is most convenient for you.	Through a Financial Intermediary •Contact your financial intermediary using the method that is most convenient for you.

By Check

•Call, write or e-mail the Fund or visit the Adviser's website for an account application.

•Complete the application (and other required documents, if applicable).

•Mail the Fund your original application (and other required documents, if applicable) and a check.

By Check •Fill out an investment slip from a confirmation or write the Fund a letter. •Write your account number on your check. •Mail the Fund the investment slip or your letter and the check.

By Wire

•Call, write or e-mail the Fund or visit the Adviser's website for an account application.

•Complete the application (and other required documents, if applicable).

•Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

•Mail the Fund your original application (and other required documents, if applicable).

•Instruct your U.S. financial institution to wire money to the Fund.

By Wire •Instruct your U.S. financial institution to wire money to the Fund.

By ACH Payment

•Call, write or e-mail the Fund or visit the Adviser's website for an account application.

•Complete the application (and other required documents, if applicable).

•Call the Fund to notify the transfer agent that you are faxing your completed application (and other required documents, if applicable). The transfer agent will assign you an account number.

•Mail the Fund your original application (and other required documents, if applicable).

•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution identified on your account application.

•ACH purchases are limited to $25,000 per day.

By ACH Payment

•Call the Fund to request a purchase by ACH payment.

•The transfer agent will electronically debit your purchase proceeds from the U.S. financial institution account identified on your account application.

•ACH purchases are limited to $25,000 per day.

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Systematic Investments. You may establish a systematic investment plan to automatically invest a specific amount of money (up to $25,000 per day) into your account on a specified day and frequency not to exceed two investments per month. Payments for systematic investments are automatically debited from your designated savings or checking account via ACH. Systematic investments must be for at least $250 per occurrence. If you wish to enroll in a systematic investment plan, complete the appropriate section on the account application. Your signed account application must be received at least three business days prior to the initial transaction. The Fund may terminate or modify this privilege at any time. You may terminate your participation in a systematic investment plan by notifying the Fund at least two days in advance of the next withdrawal.

A systematic investment plan is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is lower and fewer shares when the price is higher. Please call (844) 284-9829 (toll free) for additional information regarding systematic investment plans.

Limitations on Frequent Purchases. The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund, such as traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders. The Fund does not permit market timing and will not knowingly accommodate trading in Fund shares in violation of these policies.

Focus is placed on identifying redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a predetermined period of time. If frequent trading trends are detected, an appropriate course of action may be taken. The Fund reserves the right to cancel, restrict or reject without any prior notice, any purchase order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

In addition, the sale of Fund shares is subject to a redemption fee of 2.00% of the amount redeemed within 60 days of purchase. This redemption fee, which may discourage frequent trading by investors, offsets costs the Fund may incur as a result of redemptions related to market timing. See "Selling Shares - Redemption Fee" for additional information.

The investment in foreign securities, including ADRs, may make the Fund more susceptible to the risk of market timing activities because of price differentials between ADRs and their underlying foreign securities that may be reflected in the NAV of the Fund's shares. The Fund generally prices its foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund's calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. Although the Fund may fair value foreign securities in such instances and notwithstanding other measures that the Fund may take to discourage frequent purchases and redemptions, investors may engage in frequent short-term trading to take advantage of any arbitrage

21

opportunities in the pricing of the Fund's shares. There is no assurance that fair valuation of securities will reduce or eliminate market timing.

The investment in securities of small capitalization or mid capitalization companies may make the Fund more susceptible to market timing, as shareholders may try to capitalize on the market volatility of such securities and the effect of the volatility on the value of Fund shares.

The Fund reserves the right to refuse any purchase requests, particularly those requests that could adversely affect the Fund or its operations.

Canceled or Failed Payments. The Fund accepts checks and ACH payments at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH payment that does not clear, your purchase will be canceled within two business days of notification from your bank that your funds did not clear. You will be responsible for any actual losses and expenses incurred by the Fund or the transfer agent. The Fund and its agents have the right to reject or cancel any purchase request due to non-payment.

Selling Shares

Redemption orders received in good order will be processed at the next calculated NAV. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which (1) the NYSE is closed (other than customary weekend and holiday closings) or the Securities and Exchange Commission (the "SEC") determines that trading thereon is restricted, (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

The Fund will not issue shares until payment is received. If redemption is sought for shares for which payment has not been received, the Fund will delay sending redemption proceeds until payment is received, which may be up to 15 calendar days.

How to Sell Shares from Your Account
Through a Financial Intermediary •If you purchased shares through your financial intermediary, your redemption order must be placed through the same financial intermediary.

By Mail

•Prepare a written request including:

•your name(s) and signature(s);

•your account number;

•the Fund name;

•the dollar amount or number of shares you want to sell;

•how and where to send the redemption proceeds;

•a Medallion Signature Guarantee (if required); and

•other documentation (if required).

•Mail the Fund your request and documentation.

By Telephone

•Call the Fund with your request, unless you declined telephone redemption privileges on your account application.

•Provide the following information:

•your account number;

•the exact name(s) in which the account is registered; and

•an additional form of identification.

•Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

By Systematic Withdrawal

•Complete the systematic withdrawal section of the application.

•Attach a voided check to your application.

•Mail the completed application to the Fund.

•Redemption proceeds will be mailed to you by check or electronically credited to your account at the U.S. financial institution identified on your account application.

Wire Redemption Privileges. You may redeem your shares with proceeds payable by wire unless you declined

22

wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.

Telephone Redemption Privileges. You may redeem your shares by telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for an unauthorized telephone redemption order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption orders may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may mail us your redemption order.

Systematic Withdrawals. You may establish a systematic withdrawal plan to automatically redeem a specific amount of money or shares from your account on a specified day and frequency not to exceed one withdrawal per month. Payments for systematic withdrawals are sent by check to your address of record, or if you so designate, to your bank account by ACH payment. To establish a systematic withdrawal plan, complete the systematic withdrawal section of the account application. The plan may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. You may terminate your participation in a systematic withdrawal plan at any time by contacting the Fund sufficiently in advance of the next withdrawal.

A withdrawal under a systematic withdrawal plan involves a redemption of Fund shares and may result in a gain or loss for federal income tax purposes. Please call (844) 284-9829 (toll free) for additional information regarding systematic withdrawal plans.

Signature Guarantee Requirements. To protect you and the Fund against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

•written requests to redeem $100,000 or more;

•changes to a shareholder's record name or account registration;

•paying redemption proceeds from an account for which the address has changed within the last 30 days;

•sending redemption and distribution proceeds to any person, address or financial institution account not on record;

•sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and

•adding or changing ACH or wire instructions, the telephone redemption or any other election in connection with your account.

The Fund reserves the right to require Medallion Signature Guarantees on all redemptions.

Redemption Fee. If you redeem your shares in a Fund within 60 days of purchase, you will be charged a 2.00% redemption fee. The fee is charged for the benefit of the Fund's remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate the redemption fee (after first redeeming any shares associated with reinvested distributions), the Funds will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares in the account.

The following redemptions may be exempt from application of the redemption fee if you request the exemption at the time the redemption request is made:

•redemption of shares in a deceased shareholder's account;

•redemption of shares in an account of a disabled individual (disability of the shareholder as determined by the Social Security Administration);

23

•redemption of shares purchased through a dividend reinvestment program;

•redemption of shares pursuant to a systematic withdrawal plan;

•redemptions in a qualified retirement plan under section 401(a) of the Internal Revenue Code of 1986, as amended ("IRC") or a plan operating consistent with Section 403(b) of the IRC; and

•redemptions from share transfers, rollovers, re-registrations within the same fund or conversions from one share class to another within the Fund, if applicable.

The Funds may require appropriate documentation of eligibility for exemption from application of the redemption fee.

Certain financial intermediaries that collect a redemption fee on behalf of the Funds may not recognize one or more of the exceptions to the redemption fee listed above. Financial intermediaries may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on the Fund's shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a financial intermediary should contact the financial intermediary or refer to the customer's account agreement or plan document for information about how the redemption fee is treated. If a financial intermediary that maintains an account with the transfer agent for the benefit of its customers collects a redemption fee for the Fund, no redemption fee will be charged directly to the financial intermediary's account by the Fund. Certain financial intermediaries that operate omnibus accounts may waive the redemption fee, subject to approval of a Fund officer. Certain financial intermediaries that operate omnibus accounts may waive the redemption fee, subject to approval of a Fund officer.

Small Account Balances. If the value of your account falls below the minimum account balances in the following table, the Fund may ask you to increase your balance. If the account value is still below the minimum balance after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of Fund performance.

Minimum Account Balance
Standard Accounts	$1,000
Retirement Accounts	$500

Redemptions in Kind. Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. Pursuant to an election filed with the SEC, under certain circumstances, the Fund may pay redemption proceeds in portfolio securities rather than in cash. If the Fund redeems shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the costs of liquidating the securities (such as brokerage costs) and the possibility of a lack of a liquid market for those securities. Please see the SAI for more details on redemptions in kind.

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two consecutive occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding check (unpaid for six months or more) and checks that have been returned to the transfer agent may be reinvested at the current NAV, and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance but will be held in a different account. Any of your unclaimed property may be transferred to the state of your last known address if no activity occurs in your account within the time period specified by that state's law.

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Retirement Accounts

You may invest in shares of the Fund through an IRA, including traditional and Roth IRAs, also known as a "Qualified Retirement Account." The Fund may also be appropriate for other retirement plans, such as 401(k) plans. Before investing in an IRA or other retirement account, you should consult your tax advisor. Whenever making an investment in an IRA or certain retirement plans, be sure to indicate the year to which the contribution is attributed.

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Other Information

Distributions and Reinvestments. The Fund declares dividends from net investment income and pays them annually. Any net capital gains and net foreign currency gains realized by the Fund are distributed at least annually.

Most investors typically have their income dividends and other distributions (each, a "distribution") paid by the Fund reinvested in additional shares of the distributing class of the Fund. If you choose this option, or if you do not indicate any choice, your distributions will be reinvested. Alternatively, you may choose to have your distributions of $10 or more sent directly to your bank account or paid to you by check. However, if a distribution is less than $10, your proceeds will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions may be reinvested. For federal income tax purposes, distributions to shareholders other than qualified retirement plans and accounts and other tax-exempt investors are treated the same whether they are received in cash or reinvested.

Taxes. The Fund intends to operate in a manner such that it will qualify for treatment as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the IRC, as amended, and will not be liable for federal income or excise taxes.

The Fund's distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to you as ordinary income, except as noted below. The Fund's distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local income taxes. Some Fund distributions may also include nontaxable returns of capital, which reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent they exceed your basis.

The Fund's dividends attributable to its "qualified dividend income" (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for individual and certain other non-corporate shareholders (each, an "individual shareholder") who satisfy those restrictions with respect to their Fund shares at the rates for net capital gain - a maximum of 15% for individual shareholders with taxable income not exceeding certain thresholds and 20% for individual shareholders with taxable income exceeding the thresholds, which will be adjusted for inflation annually. A portion of the Fund's dividends also may be eligible for the dividends-received deduction allowed to corporations; the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (thus excluding, among others, real estate investment trusts) and excludes dividends from foreign corporations, subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax. Tax laws and rates may change over time. Please consult a tax professional for more information.

Generally, Fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received on December 31.

A distribution reduces the NAV of the Fund's shares by the amount of the distribution. If you purchase shares prior to a distribution, you are taxed on the full amount of the distribution even though it represents a partial return of your investment.

A sale (redemption) of Fund shares is generally taxable for federal income tax purposes. You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the redeemed Fund shares. The gain or loss will be capital gain or loss if you held the Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the

26

redemption, and any such gain will be taxed to individual shareholders at the 15% or 20% maximum federal income tax rates mentioned above. Any capital loss arising from a redemption of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net capital gain distributions received with respect to those shares.

Withholding Tax. If an individual shareholder fails to certify that the TIN furnished to the Fund is correct or furnishes an incorrect number, the Fund must withhold and remit to the U.S. Treasury Department 28% of dividends, capital gain distributions, and redemption proceeds (regardless of whether the shareholder realizes a gain or loss) otherwise payable to the shareholder (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from the Fund's dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

A Fund shareholder who wants to use the average basis method for determining basis in Fund shares that he or she acquired or acquires after December 31, 2011 ("Covered Shares"), must elect to do so in writing (which may be electronic). If a Fund shareholder fails to affirmatively elect the average basis method, the basis determination will be made in accordance with the Fund's default method, which is first-in first-out. If, however, a Fund shareholder wishes to use a different method accepted by the Internal Revenue Service ("IRS") for basis determination (e.g., a specific identification method), the shareholder may elect to do so. The basis determination method that a Fund shareholder elects may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from a redemption of shares, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

An individual shareholder whose "modified adjusted gross income" exceeds a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers) ("Excess") is required to pay a 3.8% federal tax on the lesser of (1) the Excess or (2) the individual's "net investment income," which generally includes dividends, interest, and net gains from the disposition of investment property (including distributions the Fund pays and net gains realized on a redemption of Fund shares). This tax is in addition to any other taxes due on that income. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in Fund shares.

After December 31 of each year, the Fund will mail to its shareholders reports containing information about the income tax status of distributions paid during the year. For further information about the tax effects of investing in the Fund, please see the SAI and consult your tax advisor.

Organization. The Trust is a Delaware statutory trust, and the Fund is a series thereof. The Fund does not expect to hold shareholders' meetings unless required by federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to a specific series (such as the approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

Additional Information. The Trust enters into contractual arrangements with various parties, including, among others, the Fund's investment adviser, sub-adviser(s) (if applicable), custodian, principal underwriter and transfer agent who provide services to the Fund.

27

 Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus, the SAI nor any other communication to shareholders is intended, or should be read, to be or give rise to an agreement or contract between the Trust, its trustees or any series of the Trust, including the Fund, and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the annual report dated March 31, 2016, which is available upon request.

	For the Years Ended March 31,
	2016	2015	2014	2013	2012
NET ASSET VALUE, Beginning of Year	$17.19	$18.50	$20.73	$18.88	$20.28
INVESTMENT OPERATIONS
Net investment income (a)	0.11	0.15	0.18	0.13	0.16
Net realized and unrealized gain (loss)	(0.61)	(0.23)	(0.30)	2.36	(0.89)
Total from Investment Operations	(0.50)	(0.08)	(0.12)	2.49	(0.73)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(1.08)	(0.48)	(1.46)	—	(0.64)
Net realized gain	—	(0.75)	(0.65)	(0.64)	(0.03)
Total Distributions to Shareholders	(1.08)	(1.23)	(2.11)	(0.64)	(0.67)
REDEMPTION FEES (a)	— (b)	— (b)	— (b)	— (b)	— (b)
NET ASSET VALUE, End of Year	$15.61	$17.19	$18.50	$20.73	$18.88
TOTAL RETURN	(2.84)%	(0.32)%	(0.54)%	13.35%	(3.20)%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted)	$47,096	$68,526	$91,898	$101,861	$93,188
Ratios to Average Net Assets:
Net investment income	0.66%	0.84%	0.90%	0.66%	0.87%
Net expenses	1.50%	1.50%	1.41%	1.25%	1.25%
Gross expenses (c)	2.14%	1.90%	1.90%	1.88%	1.90%
PORTFOLIO TURNOVER RATE	38%	52%	39%	67%	101%

(a)	Calculated based on average shares outstanding during each year.
(b)	Less than $0.01 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

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ADALTA INTERNATIONAL FUND (BMGEX)

FOR MORE INFORMATION

Annual and Semi-Annual Reports

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information ("SAI")

The SAI provides additional information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund

You may obtain free copies of the annual and semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Adalta International Fund
P.O. Box 588
Portland, Maine 04112
(844) 284-9829 (toll free)

Securities and Exchange Commission Information

You may also review and copy the Fund's annual and semi-annual reports, the SAI and other information about the Fund at the Public Reference Room of the SEC. The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may obtain copies of this information, for a duplication fee, by e-mailing or writing to:

Securities and Exchange Commission
Public Reference Section
Washington, D.C. 20549-1520
e-mail: publicinfo@sec.gov

Fund information, including copies of the annual and semi-annual reports and the SAI, is available on the SEC's website at www.sec.gov.

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

Investment Company Act File No. 811-03023

209-PRU-0816

Statement of Additional Information

August 1, 2016

Adalta International Fund
(BMGEX)

Investment Adviser:

Adalta Capital Management LLC
452 Fifth Avenue, 14th Floor
New York, New York 10018

Account Information and Shareholder Services:

Adalta International Fund
P.O. Box 588
Portland, Maine 04112
(844) 284-9829 (toll free)

This Statement of Additional Information (the "SAI") supplements the prospectus dated August 1, 2016, as it may be amended from time to time (the "Prospectus"), offering shares of Adalta International Fund (the "Fund"), a separate series of Forum Funds (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic" or "Administrator") at the address or telephone number listed above. You may also obtain the Prospectus on the Adviser's website listed above. This SAI is incorporated by reference into the Prospectus. In other words, it is legally a part of the Prospectus.

Financial statements for the Fund for the year ended March 31, 2016 are included in the Annual Report to shareholders and are incorporated into this SAI by reference. Copies of the Annual Report may be obtained without charge and upon request, by contacting Atlantic at the address or telephone number listed above. You may also obtain copies of the Fund's most recent Annual Report and Semi-Annual Report at www.beckmack.com.

KEY DEFINED TERMS

As used in this SAI, the following terms have the meanings listed.

"1933 Act" means the Securities Act of 1933, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

"1940 Act" means the Investment Company Act of 1940, as amended, including rules, regulations, SEC interpretations, and any exemptive orders or interpretive relief promulgated thereunder.

"Adviser" means Adalta Capital Management LLC, the Fund's investment adviser.

"Board" means the Board of Trustees of the Trust.

"Code" means the Internal Revenue Code of 1986, as amended.

"Independent Trustees" means trustees who are not interested persons of the Trust, as defined in Section 2(a)(19) of the 1940 Act.

"IRS" means the Internal Revenue Service.

"NAV" means net asset value per share.

"RIC" means a domestic corporation qualified as a "regulated investment company" (as defined in Subchapter M of Chapter 1 of Subtitle A of the Code).

"SEC" means the U.S. Securities and Exchange Commission.

INVESTMENT POLICIES AND RISKS

The Fund is a diversified series of the Trust. This section supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of the investments and investment practices that the Fund may pursue (in addition to those described in the Prospectus) and the associated risks. Please see the Prospectus for a discussion of the Fund's investment objective, principal investment strategies and principal risks.

A. Security Ratings Information

The Fund's investments in fixed-income, preferred stock and convertible securities are subject to the credit risk relating to the financial condition of the issuers of the securities. The Fund may invest in investment grade fixed-income securities and up to 10% of its total assets in non-investment grade fixed-income securities. The Fund may purchase unrated securities, if at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase.

Investment grade means rated in the top four long-term rating categories or unrated and determined by the Adviser to be of comparable quality. Non-investment grade fixed-income securities (commonly known as "junk bonds") are inherently speculative and generally involve greater volatility of price than investment grade securities. The lowest ratings that are investment grade for corporate bonds, including convertible securities, are "Baa" in the case of Moody's Investors Service, Inc. ("Moody's") and "BBB" in the cases of Standard & Poor's Financial Services, LLC, a division of the McGraw-Hill Companies, Inc. ("S&P") and Fitch, Inc. ("Fitch"); for preferred stock the lowest ratings are "Baa" in the case of Moody's and "BBB" in the cases of S&P and Fitch. The Fund may retain securities whose ratings have declined below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose ratings have declined below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Unrated securities may not be as actively traded as rated securities.

Moody's, S&P, Fitch and other organizations, together known as Nationally Recognized Statistical Rating Organizations ("NRSROs"), provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities is included in Appendix A to this SAI. The Adviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. An issuer's current financial condition may be better or worse than a rating indicates.

The Adviser continually monitors the investments in its respective investment portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. The Adviser primarily relies on its own credit analysis, including a study of existing debt, capital structure, ability to service debt and pay dividends, sensitivity to economic conditions and other factors in its determination. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earning prospects, and the experience and managerial strength of the issuer. Since the risk of default is higher for lower quality securities and sometimes increases with the age of these securities, the Adviser's research and credit analysis are an integral part of managing any securities of this type.

B. Equity Securities

Common and Preferred Stock. The Fund may invest in common and preferred stock. Common stock represents an ownership interest in a company and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's common stock price. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends or the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights. Preferred stock is subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. This may not be true currently or in the future. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Convertible Securities. The Fund may invest in convertible securities. The Fund may invest up to 35% of its assets in convertible securities. To limit credit risk, the Fund may only invest in: (1) convertible fixed-income securities that are rated B or higher by Moody's or S&P at the time of purchase; and (2) preferred stock rated B or higher by Moody's or S&P at the time of purchase. The Fund will limit its investment in convertible securities rated below BBB by S&P or Baa by Moody's to 10% of its total assets. Convertible securities include fixed-income securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Investments in convertible securities generally entail less risk than an investment in the issuer's common stock because convertible securities rank senior to common stock in a company's capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than the underlying common stock, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying common stock since they have fixed-income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Convertible securities are typically issued by smaller capitalization companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that non-convertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Warrants. The Fund may invest up to 5% of the value of its total assets in warrants. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

American Depositary Receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. The Fund may invest in ADRs in order to obtain exposure to foreign securities markets. In a sponsored depositary arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. In an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the depositary holder.

ADRs may involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include less stringent investor protection and disclosure standards in some foreign markets and fluctuations in foreign currencies. The securities underlying ADRs are typically denominated (or quoted) in a currency other than U.S. dollars. As a result, changes in foreign currency exchange rates affect the value of the Fund's portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars; conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk means that a strong U.S. dollar may reduce returns for U.S. investors, while a weak U.S. dollar may increase those returns. In addition, the securities underlying ADRs may trade on foreign exchanges at times when the U.S. markets are not open for trading. As a result, the value of ADRs representing those underlying securities may change materially at times when U.S. markets are not open for trading.

Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current, and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

Investments in Private Funds/Companies Organized as LLCs or LPs. The Fund may invest in one or more limited liability companies ("LLCs") and limited partnerships ("LPs"). The Fund may invest up to 10% of its total assets in securities of such issuers which are not exchange-traded. Certain LLCs and LPs in which the Fund invests may be operating companies or private funds. Private funds are investment vehicles that are not registered under the 1940 Act. Certain shares of the operating companies and private funds that are organized as LLCs and LPs may not be registered under the 1933 Act.

For a discussion of the tax risks related to investments in LLCs and LPs, see "TAXATION - Certain Tax Rules Applicable to Fund Transactions - Investments in LLCs, LPs." The Fund will monitor such investments to assure its compliance with the tax requirements of regulated investment companies.

Other Pooled Investment Vehicles. The Fund may invest in "Pooled Investment Vehicles," including LPs and LLCs. The shares of such vehicles are not expected to be registered under the 1933 Act but rather offered for sale pursuant to an exemption from registration under such Act. One example of a Pooled Investment Vehicle is a private equity fund. A private equity fund generally invests in non-public companies that the fund's manager believes will experience significant growth over a certain time period. Investments in private equity funds, once made, typically may not be redeemed for several years, though they may be sold to other investors under certain circumstances.

Investments in Pooled Investment Vehicles may be deemed illiquid. (See "Illiquid and Restricted Securities" for the risks of investing in illiquid securities below). In addition, the Fund will bear its ratable share of such vehicles' expenses, including its management expenses. The fees the Fund pays to invest in a Pooled Investment Vehicle may be higher than the fees it would pay if the manager of the Pooled Investment Vehicle managed the Fund's assets directly and may include performance fees. Performance fees are fees paid to the vehicle's manager based on the vehicle's investment performance (or returns), sometimes in comparison to a benchmark. Performance fees can be substantial and may create an incentive for the manager to make investments that are riskier or more speculative than those it might make in the absence of an incentive fee.

Interests in Pooled Investment Vehicles will generally be subject to fair valuation. In determining fair value for investments in Pooled Investment Vehicles, a Fund ordinarily may rely upon the valuation information provided to it by the administrator for and/or manager of the Pooled Investment Vehicle, computed in compliance with that vehicle's valuation policies and procedures, in addition to any other relevant information available at the time of valuation. Pooled Investment Vehicles organized as LLCs and LPs may pose particularized tax risks. Risks associated with investments in LLCs and LPs are discussed below in "TAXATION - Certain Tax Rules Applicable to Fund Transactions."

Initial Public Offerings. The Fund may purchase securities of companies in initial public offerings. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. Some companies whose shares are sold through initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies without revenues or operating income, or the near-term prospects of achieving them.

C. Debt Securities
1. General Debt Securities

Corporate Debt Obligations. The Fund may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. Companies use these instruments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than nine months. In addition, the Fund may invest in corporate debt securities registered and sold in the United States by foreign issuers (sometimes called Yankee bonds) and those sold outside the United States by foreign or U.S. issuers (sometimes called Eurobonds). The Fund may only invest in commercial paper that is rated in one of the two highest short-term rating categories by an organization providing ratings or, if unrated, is judged by the Adviser to be of comparable quality.

Financial Institution Obligations. The Fund may invest in financial institution obligations. Obligations of financial institutions include, among other things, negotiable certificates of deposit and bankers' acceptances. To the extent they invest in financial institution obligations, the Fund may invest in negotiable certificates of deposit and bankers' acceptances issued by commercial banks doing business in the United States that are insured by the Federal Deposit Insurance Corporation. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft, which has been drawn by a customer, and are usually backed by goods in international trade. Certificates of deposit which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Fund but may be subject to early withdrawal penalties that could reduce a Fund's performance.

U.S. Government Securities. The Fund may invest in U.S. Government Securities. The Fund considers U.S. Government Securities to include: (1) U.S. Treasury obligations (which differ only in their interest rates and maturities), (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government (such as securities issued by the Federal Housing Administration ("FHA"), Government National Mortgage Association ("GNMA"), the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the FHA and the Small Business Administration) and (3) securities that are guaranteed by agencies or instrumentalities of the U.S. Government but are not backed by the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") or the Federal Home Loan Banks). These U.S. Government-sponsored entities, which although chartered and sponsored by Congress, are not guaranteed nor insured by the U.S. Government. They are supported by the credit of the issuing agency, instrumentality or corporation. The range of maturities of U.S. Government Securities is usually three months to thirty years. In general, the U.S. Government Securities tend to carry more interest rate risk than corporate bonds with similar maturities.

In September 2008, the U.S. Treasury and the Federal Housing Finance Agency ("FHFA") announced that Fannie Mae and Freddie Mac had been placed in conservatorship. Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities ("MBS"). The FHFA and the U.S. Treasury (through its agreement to purchase Freddie Mac and Fannie Mae preferred stock) have imposed strict limits on the size of their mortgage portfolios. The MBS purchase programs ended in 2010 and no assurance can be given that any Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that Freddie Mac and Fannie Mae will remain successful in meeting their obligations with respect to the debt and MBS they issue.

In addition, the problems faced by Fannie Mae and Freddie Mac, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. The Obama Administration produced a report to Congress on February 11, 2011, outlining a proposal to wind down Fannie Mae and Freddie Mac by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio. Serious discussions among policymakers continue, however, as to whether Freddie Mac and Fannie Mae should be nationalized, privatized, restructured, or eliminated altogether. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Importantly, the future of Freddie Mac and Fannie Mae is in serious question as the U.S. Government considers multiple options.

The Fund may also invest in separated or divided U.S. Government Securities. These instruments represent a single interest, or principal, payment on a U.S. Government Security that has been separated from all the other interest payments and the security itself. When a Fund purchases such an instrument, it purchases the right to receive a single payment of a set sum at a known date in the future. The interest rate on such an instrument is determined by the price a Fund pays for the instrument when it purchases the instrument at a discount under what the instrument entitles the Fund to receive when the instrument matures. The amount of the discount a Fund will receive will depend upon the length of time to maturity of the separated U.S. Government Security and prevailing market interest rates when the separated U.S. Government Security is purchased. Separated U.S. Government Securities can be considered zero coupon investments because no payment is made to a Fund until maturity. The market values of these securities are much more susceptible to change in market interest rates than income-producing securities. These securities are purchased with original issue discount and such discount is includable as gross income to the Fund shareholder over the life of the security.

The Fund may also purchase certificates not issued by the U.S. Department of the Treasury, which evidence ownership of future interest, principal or interest and principal payments on obligations issued by the U.S. Department of the Treasury. The actual U.S. Treasury securities will be held by a custodian on behalf of the certificate holder. These certificates are purchased with original issue discount and are subject to greater fluctuations in market value, based upon changes in market interest rates, than income-producing securities.

Mortgage-Related Securities. The Fund may invest in mortgage-related securities. Mortgage-related securities represent interests in a pool of mortgage loans originated by lenders such as commercial banks, savings associations and mortgage bankers and brokers. Mortgage-related securities may be issued by governmental or government-related entities or by nongovernmental entities such as special purpose trusts created by commercial lenders.

Pools of mortgages consist of whole mortgage loans or participations in mortgage loans. The majority of these loans are made to purchasers of one to four family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Fund may purchase pools of adjustable-rate mortgages, growing equity mortgages, graduated payment mortgages and other types. Mortgage poolers apply qualification standards to lending institutions which originate mortgages for the pools and credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

Mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or on specified call dates. Most mortgage-related securities, however, are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), and unscheduled prepayments, as loans in the underlying mortgage pool are paid off by the borrowers. Additional prepayments to holders of these securities are caused by prepayments resulting from the sale or foreclosure of the underlying property or refinancing of the underlying loans. As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular mortgage-related security. Although mortgage-related securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the mortgages may shorten considerably the securities' effective maturities.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities, including collateralized mortgage obligations and mortgage pass-through securities. These securities represent interests in pools of mortgage loans. The payments of principal and interest on the underlying loans pass through to investors. Although the underlying mortgage loans are for specified periods of time, such as fifteen to thirty years, the borrowers can, and typically do, repay them sooner. Thus, the security holders may receive prepayments of principal, in addition to the principal, which is part of the regular monthly payments.

There are three types of interest rate related risks associated with mortgage-backed securities. The first is interest rate risk. The values of mortgage-backed securities will generally fluctuate inversely with interest rates. The second is prepayment risk. This is the risk that borrowers will repay their mortgages earlier than anticipated. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, in times of declining interest rates, some higher yielding mortgages might be repaid resulting in larger cash payments to a Fund, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities. The third is extension risk. When interest rates rise, prepayments often drop, which should extend the average maturity of the mortgage-backed security. This makes mortgage-backed securities more sensitive to interest rate changes.

Mortgage-backed securities may also be subject to credit risk. Payment of principal and interest on most mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by U.S. Government agencies whose obligations are backed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or may be guaranteed by agencies or instrumentalities of the U.S. Government whose obligations are not backed by the full faith and credit of the U.S. Government (such as Fannie Mae or Freddie Mac). See "U.S. Government Securities." Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

Privately Issued Mortgage-Related Securities. The Fund may invest in privately issued mortgage-backed securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations that are collateralized by mortgage-related securities issued by GNMA, FNMA or FHLMC or by pools of conventional mortgages of multi-family or of commercial mortgage loans.

Privately-issued mortgage-related securities generally offer a higher rate of interest (but greater credit and interest rate risk) than securities issued by U.S. Government issuers because there are no direct or indirect governmental guarantees of payment. Many non-governmental issuers or servicers of mortgage-related securities guarantee or provide insurance for timely payment of interest and principal on the securities. The market for privately-issued mortgage-related securities is smaller and less liquid than the market for mortgage-related securities issued by U.S. government issuers.

Stripped Mortgage-Related Securities. The Fund may invest in stripped mortgage-related securities. Stripped mortgage-related securities are multi-class mortgage-related securities that are created by separating the securities into their principal and interest components and selling each piece separately. Stripped mortgage-related securities are usually structured with two classes that receive different proportions of the interest and principal distributions in a pool of mortgage assets.

Adjustable Rate Mortgage Securities. The Fund may invest in adjustable rate mortgage securities ("ARMs"), which are pass-through securities representing interests in pools of mortgage loans with adjustable interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate, and that may be subject to certain limits. Although the rate adjustment feature may reduce sharp changes in the value of adjustable rate securities, these securities can change in value based on changes in market interest rates or changes in the issuer's creditworthiness. Changes in the interest rates on ARMs may lag behind changes in prevailing market interest rates. This may result in a slightly lower net value until the interest rate resets to market rates. Thus, a Fund could suffer some principal loss if the Fund sold the securities before the interest rates on the underlying mortgages were adjusted to reflect current market rates. Some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rates during a specified period or over the life of the security.

Collateralized Mortgage Obligations. The Fund may invest in collateralized mortgage obligations ("CMOs"), which are multiple-class debt obligations that are fully collateralized by mortgage-related pass-through securities or by pools of mortgages ("Mortgage Assets"). Payments of principal and interest on the Mortgage Assets are passed through to the holders of the CMOs as they are received, although certain classes (often referred to as "tranches") of CMOs have priority over other classes with respect to the receipt of mortgage prepayments.

Multi-class mortgage pass-through securities are interests in trusts that hold Mortgage Assets and have multiple classes similar to those of CMOs. Payments of principal and interest on the underlying Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. Planned amortization class mortgage-related securities ("PAC Bonds") are a form of parallel pay CMO. PAC Bonds are designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. CMOs may have complicated structures and generally involve more risks than simpler forms of mortgage-related securities.

Variable and Floating Rate Securities. The Fund may invest in variable and floating rate securities. Debt securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (called the underlying index). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. A perpetual floater is a floating rate security with no stated maturity. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities and any other rate of interest or index. Certain variable rate securities pay interest at a rate that varies inversely to prevailing short-term interest rates (sometimes referred to as inverse floaters). Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of changes in the underlying index. This mechanism may increase the volatility of the security's market value while increasing the security's yield.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, a Fund might be entitled to less than the initial principal amount of the security upon the security's maturity. The Fund intends to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, a Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for a Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. A Fund could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of the Fund's investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

High-Yield Securities. The Fund may invest up to 10% of its net assets in fixed-income securities rated below investment grade. These securities are commonly referred to as "high yield securities" and "junk bonds" and are inherently speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are subject to specific risks that may not be present with investments of higher grade securities significantly.

2. General Debt Securities Risks

The market value of the interest-bearing fixed-income securities held by a Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed-income securities can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's debt securities. As a result, an investment in a Fund is subject to risk even if all fixed-income securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain fixed-income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

Yields on fixed-income securities are dependent on a variety of factors, including the general conditions of the fixed-income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Under normal conditions, fixed-income securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of fixed-income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Credit Risk. The Fund's investment in fixed-income securities is subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. The Fund may invest in high yield securities that provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities. These securities also have greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and may rely more heavily on the judgment of the Adviser to do so.

Moody's, S&P and other organizations are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities is included in Appendix A to this SAI. The Adviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, the Adviser will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. An issuer's current financial condition may be better or worse than a rating indicates.

Interest Rates. The market value of the interest-bearing fixed-income securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed-income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's fixed-income securities. As a result, an investment in the Fund is subject to risk even if all fixed-income securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain fixed-income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

Mortgage-Related Securities. The value of mortgage-related securities may be significantly affected by changes in interest rates, the markets' perception of issuers, the structure of the securities and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize mortgage-related securities depends in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. Some mortgage-related securities have structures that make their reaction to interest rate changes and other factors difficult to predict.

Prepayments of principal of mortgage-related securities by mortgagors or mortgage foreclosures affect the average life of the mortgage-related securities. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of mortgage-related securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the average life of a pool. The volume of prepayments of principal on the mortgages underlying a particular mortgage-related security will influence the yield of that security, affecting a Fund's yield. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund to the extent it retains the same percentage of debt securities, may have to reinvest the proceeds of prepayments at lower interest rates then those of its previous investments. If this occurs, a Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates (when prepayment of principal is more likely) than other fixed-income securities of comparable duration, although they may have a comparable risk of decline in market value in periods of rising interest rates. A decrease in the rate of prepayments may extend the effective maturities of mortgage-related securities, reducing their sensitivity to changes in market interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, result in a loss equal to any unamortized premium.

To lessen the effect of the failures by obligors on Mortgage Assets to make payments, CMOs and other mortgage-related securities may contain elements of credit enhancement, consisting of either: (1) liquidity protection; or (2) protection against losses resulting after default by an obligor on the underlying assets and allocation of all amounts recoverable directly from the obligor and through liquidation of the collateral. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of these. The Fund will not pay any additional fees for credit enhancements for mortgage-related securities, although the credit enhancement may increase the costs of the mortgage-related securities.

3. High-Yield Securities Risks.

Interest Rate and Economic Risk. As with all debt securities, the market prices of high yield securities tend to decrease when interest rates rise and increase when interest rates fall. The prices of high yield securities also will fluctuate greatly during periods of economic uncertainty resulting in changes in a Fund's net asset value. During these periods, some high yield securities issuers may experience a higher incidence of default due to their inability to meet principal and interest payments, projected business goals or to obtain additional financing. In addition, a Fund may need to replace or sell a high yield security that it owns at unfavorable prices or returns. Accordingly, such high yield securities held by a Fund may affect its net asset value and performance adversely during such times.

In a declining interest rate market, if an issuer of a high-yield security containing a redemption or call provision exercises either provision, a Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. While it is impossible to protect entirely against this risk, diversification of a Fund's investment portfolio and the Adviser's careful analysis of prospective investment portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in the Fund's investment portfolio.

Liquidity Risk and Valuation. The market for high yield securities tends to be less active and primarily dominated by institutional investors compared to the market for high-quality debt securities. During periods of economic uncertainty or adverse economic changes, the market may be further restricted. Under these conditions, a Fund may have to dispose of its high yield securities at unfavorable prices or below fair market value. In addition, during such times, reliable objective information may be limited or unavailable and negative publicity may adversely affect the public's perception of the junk bond market. It may be difficult to assess the value of high yield securities during these times. Consequently, any of these factors may reduce the market value of high yield securities held by a Fund.

D. Foreign Securities

The Fund may invest in foreign securities. The Fund limits the amount of its total assets that may be invested in any one country to 25%. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. All foreign investments are subject to risks of (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes towards private investment, including potential nationalization, increased taxation or confiscation of a Fund's assets.

Dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you. Commission rates payable on foreign transactions are generally higher than in the United States. Foreign accounting, auditing and financial reporting standards differ from those in the United States, and therefore, less information may be available about foreign companies than is available about issuers of comparable U.S. companies. Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than United States securities. Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by a Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and a Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after a Fund's income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

Certain of these risks may be greater for investments in issuers located in emerging or developing markets. These markets may be undercapitalized, may have underdeveloped legal and financial systems or may have less stable currencies as compared with markets of developed countries.

Emerging Markets. If the Fund invests in emerging markets, markets that can have more risk than investing in developed foreign markets, an investment in the Fund may have the following additional risks:

•Information about the companies in these countries is not always readily available;

•Stocks of companies traded in these countries may be less liquid and the prices of these stocks may be more volatile than the prices of the stocks in more established markets;

•Greater political and economic uncertainties exist in emerging markets than in developed foreign markets;

•The securities markets and legal systems in emerging markets may not be well developed and may not provide the protections and advantages of the markets and systems available in more developed countries;

•Very high inflation rates may exist in emerging markets and could negatively impact a country's economy and securities markets;

•Emerging markets may impose restrictions on the Fund's ability to repatriate investment income or capital and thus, may adversely effect the operations of the Fund;

•Certain emerging markets impose constraints on currency exchange and some currencies in emerging may have been devalued significantly against the U.S. dollar;

•Governments of some emerging markets exercise substantial influence over the private sector and may own or control many companies. As such, governmental actions could have a significant effect on economic conditions in emerging markets, which, in turn, could effect the value of the Fund's investments; and

•Emerging markets may be subject to less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies.

For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on your investment in the Fund. As a result, an investment in the Fund may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

Brexit. On June 23, 2016, the United Kingdom voted via referendum to leave the European Union ("EU"), which immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. It is expected that the United Kingdom's exit from the EU will take place within two years after the United Kingdom formally notifies the European Council of its intention to withdraw. However, there is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom's exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues, and countries whose economies rely on international trade. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. These developments could have a material adverse effect on the secondary market for securities in which the Fund invests and could result in significantly reduced liquidity.

E. Foreign Securities Forward Contracts
1. General

The Fund may conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract ("forward contract") involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be "derivatives" — financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Fund enters into forward contracts in order to "lock in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. The Fund generally enters into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities. The Fund will not have more than 25% of its total assets committed to forward contracts or maintain a net exposure to forward contracts that would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's investment securities or other assets denominated in that currency. The Fund may cure any net exposure to forward contracts resulting from the sale of a security within five (5) business days.

If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency. The Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

2. Risks

Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Adviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due, which may result in a loss to the Fund.

F. Derivatives: Options and Futures Contracts

Historically, an adviser of a fund trading commodity interests (such as futures contracts, options on futures contracts, nondeliverable forwards, swaps and cash-settled foreign currency contracts) has been excluded from regulation as a commodity pool operator ("CPO") pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion.

Under the amended Regulation 4.5 exclusion, a fund's commodity interests - other than those used for bona fide hedging purposes (as defined by the CFTC) - must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase) does not exceed 5% of the fund's NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, a fund must satisfy a marketing test, which requires, among other things, that the fund not hold itself out as a vehicle for trading commodity interests.

The Adviser intends to comply with one of the two alternative limitations described above with respect to the Fund and claim an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act

("CEA") with respect to the Fund. The Fund therefore will not be subject to registration or regulation as a CPO under the CEA. Complying with the limitations may restrict the Adviser's ability to use derivatives as part of the Fund's investment strategies. Although the Adviser expects to be able to execute the Fund's strategies within the limitations, performance could be adversely affected.

Transactions in futures and options by the Fund are subject to limitations established by futures and option exchanges governing the maximum number of futures and options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures or options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of futures or options which a Fund may write or hold may be affected by futures or options written or held by other entities, including other investment companies advised by the Adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

The Fund may purchase or write (sell) put and call options to hedge against either a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. The Fund may purchase or write (sell) options on securities, currencies and stock indices. The Fund may also invest in stock index and foreign currency futures contracts and options on those contracts. The Fund may purchase put and call options written by others and may write covered calls. The Fund may not write puts on futures contracts and may only write covered put options on securities, foreign currencies and stock indices to affect closing transactions. The Fund may only invest in options that trade on an exchange or over-the-counter.

If the Fund will be financially exposed to another party due to its investments in options or futures, the Fund may, if required, maintain either: (1) offsetting ("covered") positions; or (2) cash, receivables and liquid debt or equity securities equal to the value of the positions less any proceeds and/or margin on deposit. Offsetting covered positions may include holding the underlying securities or holding other offsetting liquid securities believed likely to substantially replicate the movement of the future or option investment.

Offsetting covered positions also may include an offsetting option or futures contract. The Fund will comply with SEC guidelines with respect to coverage of certain strategies and, if the guidelines require, will set aside cash, liquid securities and other permissible assets ("Segregated Assets"). Segregated Assets cannot be sold or closed out while the strategy is outstanding, unless the Segregated Assets are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

1. Options and Futures Strategies

Options on Securities. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors, including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

Options on Indices. An index assigns relative values to the securities in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash and do not involve delivery of securities. Thus, upon exercise of index options, the purchaser will realize and the writer will pay an amount based on the differences between the exercise price and the closing price of the index.

Options on Foreign Currency. Options on foreign currency operate in the same way as more traditional options on securities except that currency options are settled exclusively in the currency subject to the option. The value of a currency option is dependent upon the value of the currency relative to the U.S. dollar and has no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, a Fund may be disadvantaged by having to deal in an odd lot market (generally consisting in transactions of less than $1 million) for the underlying currencies at prices that are less favorable than round lots. To the extent that the U.S. options markets are closed while the market for the underlying currencies are open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Options on Futures. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract rather than to purchase or sell a security or currency, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by transfer to the holder of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Futures Contracts and Index Futures Contracts. A futures contract is a bilateral agreement where one party agrees to accept, and the other party agrees to make, delivery of cash, an underlying debt security or a currency, as called for in the contract, at a specified date and at an agreed upon price. An index futures contract involves the delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts.

2. Limitations on Options and Futures Transactions

The Fund will not sell futures contracts, buy put options and write call options if, as a result, more than 25% of the Fund's total assets would be hedged through the use of options and futures contracts. The Fund will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund's total assets. The Fund will not purchase call options if the value of option premiums purchased would exceed 5% of the Fund's total assets.

3. Risks of Options and Futures Transactions

There are certain investment risks associated with options on stock indices and futures transactions. These risks include: (1) dependence on the Adviser's ability to predict fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options and movements in the price of the indices hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund's ability to limit exposures by closing its positions.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices on related options during a single trading day. The Fund may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations. The Fund may use various futures contracts that are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market in those contracts will develop or continue to exist. The Fund's activities in the futures and options markets may result in higher portfolio turnover rates and additional brokerage costs, which could reduce the Fund's yield.

G. Leverage Transactions
1. General

The Fund may use limited leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to a Fund through such an investment technique is used to make additional investments. Borrowing for other than temporary or emergency purposes, entering into repurchase agreements, and purchasing securities on a when-issued, delayed delivery or forward commitment basis are transactions involving leverage. The Fund may borrow money to purchase securities for investment when its outstanding borrowings equal less than 5% of total assets. The Fund uses this investment technique only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors a potentially higher return.

Senior Securities. Pursuant to Section 18(f)(1) of the 1940 Act, the Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund shall be permitted to borrow from any bank as described below.

Repurchase Agreements and Securities Lending. The Fund may lend portfolio securities to brokers, dealers and other financial institutions in an amount up to 33⅓% of its total assets or participate in repurchase agreements. Repurchase agreements are transactions in which a Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If a Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

In a portfolio securities lending transaction, a Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan and the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. A Fund may share the interest received on the collateral securities with the borrower. The terms of a Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.

Securities loans and repurchase agreements are generally subject to the segregated account requirement described below.

Borrowing and Reverse Repurchase Agreements. The Fund may borrow up to 5% of its total assets for investment purposes. The Fund may also borrow to meet redemption requests, provided that such borrowings do not exceed 33⅓% of the Fund's total assets (computed immediately after the borrowing).

The Fund may also enter into reverse repurchase agreements. Entering into reverse repurchase agreements is not subject to the Fund's 5% limitation with respect to borrowing money. Purchasing securities on a when-issued, delayed delivery or forward delivery basis is not subject to the Fund's 5% limitation with respect to borrowing money. A reverse repurchase agreement is a transaction in which a Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the security from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold security. An investment of the Fund's assets in reverse repurchase agreements will increase the volatility of the Fund's NAV. The Fund will use the proceeds of reverse repurchase agreements to fund redemptions or to make investments. If a Fund were required to pledge assets to secure borrowing, it could pledge no more than 33⅓% of its assets.

When-Issued Securities and Forward Commitments. The Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV. However, no when-issued or forward commitments will be made by the Fund if, as a result, more than 10% of the value of the Fund's total assets would be committed to such transactions.

2. Risks

Leverage creates the risk of magnified capital losses. Borrowings and other liabilities that exceed the equity base of a Fund may magnify losses incurred by the Fund. Leverage may involve the creation of a liability that requires a Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of a Fund's shares and the relatively greater effect on the NAV of the securities caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as a Fund is able to realize a net return on their investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged.

Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Segregated Accounts. In order to attempt to reduce the risks involved in various transactions involving leverage, the Fund's custodian, to the extent required by applicable rules or guidelines, will designate and maintain on the books and records of the Fund, or in a segregated account, cash and liquid securities. The assets' value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions.

H. Illiquid and Restricted Securities
1. General

The Fund will not invest more than 15% of its net assets (taken at current value) in illiquid securities.

The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) except as otherwise determined by the Adviser, securities that are illiquid by virtue of restrictions on the sale of such securities to the public without registration under the 1933 Act ("Restricted Securities").

The Fund will not invest more than 10% of its net assets (taken at current value) in Restricted Securities.

A liquid market exists for certain Restricted Securities and the Adviser, pursuant to policies approved by the Board, may determine that certain Restricted Securities are not illiquid. These securities are not subject to a Fund's investment limitations on illiquid securities and Restricted Securities.

2. Risks

Limitations on resale may have an adverse effect on the marketability of a security, and a Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. A Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

3. Determination of Liquidity

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of broker-dealers to undertake to make a market in the security, and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, the Adviser may determine that the securities are liquid.

I. Custody Risk

Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Acquiring, holding, and transferring interests in securities by book-entry through any security intermediary is subject to the laws and contractual provisions governing the relationship with the intermediary, and the laws and contractual provisions governing the relationship with the intermediary, and the laws and contractual provisions governing the relationship between such intermediary and each other intermediary, if any, standing between themselves and the individual security.

Low trading volumes and volatile process in less developed markets make their trades harder to complete and settle. Local agents are held only to the standards of care of the local markets. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of custody problems.

J. Investment Company Securities and Exchange-Traded Products
1. Open-End and Closed-End Investment Companies

General. The Fund may invest in other open-end and closed-end investment companies consistent with the Fund's investment objectives and strategies. The Fund may also invest in money market mutual funds, pending investment of ca sh balances. The Fund will limit its investment in the securities of other open-end and closed-end investment companies to the extent permitted by the 1940 Act and the rules promulgated thereunder.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund's investments in such securities are generally limited to 3% of the outstanding voting stock of any one company, 5% of the Fund's total assets in any one company, and 10% of the Fund's total assets in investment companies generally. Under certain circumstances, the Fund may invest its assets in accordance with Section 12(d)(1)(F) of the 1940 Act and, thereby, invest more than 5% of its total assets in another investment company and more than 10% of its total assets among multiple investment companies. The Fund's investments in other investment companies may include money market mutual funds, which are not subject to the percentage limitations set forth above. Shares of an exchange-traded fund ("ETF") that has received exemptive relief from the SEC to permit other funds to invest in the shares without these limitations may also be excluded from such restrictions.

Risks. A Fund, as a shareholder of another investment company, will bear their pro rata portion of the other investment company's advisory fee and other expenses, in addition to its own expenses and will be exposed to the investment risks associated with the other investment company. To the extent that a Fund invests in investment companies that invest primarily in the common stock of companies located outside the United States, see the risks related to foreign securities described in the section entitled "Investment Policies and Risks - Foreign Securities" above.

2. Exchange-Traded Products

General. The Fund may invest in ETFs, which are registered investment companies, or trusts that are bought and sold on a securities exchange. The Fund may also invest in exchange traded notes ("ETN"), which are structured debt securities. Whereas ETFs' liabilities are secured by their portfolio securities, ETNs' liabilities are unsecured general obligations of the issuer. Most ETFs and ETNs are designed to track a particular market segment or index. ETFs and ETNs have expenses associated with their operation, typically including, with respect to ETFs, advisory fees. When a Fund invests in an ETF or ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETF's or ETN's expenses.

Risks. The risks of owning an ETF or ETN generally reflect the risks of owning the underlying securities the ETF or ETN is designed to track, although lack of liquidity in an ETF or ETN could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETF or ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF or ETN. The value of an ETN security should also be expected to fluctuate with the credit rating of the issuer.

K. Temporary Defensive Position and Cash Investments

The Fund may assume a temporary defensive position and may invest without limit in cash and high quality money market instruments. High quality money market instruments are those instruments that are rated in one of the two short-term highest rating categories by an organization providing ratings or, if not rated, determined by the Adviser to be of comparable quality. The Fund may also invest in high quality money market instruments pending investment of cash balances.

Money market instruments usually have maturities of one year or less and fixed rates of return. The money market instruments in which a Fund may invest include U.S. Government Securities, high grade commercial paper, time deposits, bankers acceptances and certificates of deposit issued by domestic banks, and master notes. The Fund may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which a Fund may invest may have variable or floating rates of interest. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

L. Cyber-Security Risk

The Fund, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or its third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. While the Fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a Fund or its shareholders. Similar types of cyber security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund's investment in such companies to lose value.

INVESTMENT LIMITATIONS

The Trust, on behalf of the Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. "A majority of the outstanding voting securities of the Fund," as defined by the 1940 Act, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Fund's investment objective is a fundamental policy and therefore may not be changed without shareholder approval.

For purposes of the Fund's investment limitations, all percentage limitations apply immediately after an investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of an investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time the Fund's borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the limitation.

Fundamental Limitations. The Fund has adopted the following fundamental investment limitations.

The Fund may not:

1. Borrowing Money

Borrow money, except that the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities, reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33⅓% of the Fund's total assets.

2. Concentration

Purchase securities, other than U.S. Government Securities, if, immediately after each purchase, more than 25% of a Fund's total assets taken at market would be invested in the securities of issuers conducting their principal business activity in the same industry.

3. Diversification

The Fund, with respect to 75% of the value of the Fund's total assets, purchase securities, other than U.S. Government Securities, of any one issuer, if: (1) more than 5% of the Fund's total assets taken at market value would at the time of purchase be invested in the securities of that issuer; or (2) such purchase would at the time of purchase cause the Fund to hold more than 10% of the outstanding voting securities of that issuer.

4. Underwriting Activities

Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed to be an underwriter for purposes of the 1933 Act.

5. Making Loans

Make loans to other persons except for loans of portfolio securities and except through the use of repurchase agreements and through the purchase of debt securities which are otherwise permissible investments.

6. Purchases and Sales of Real Estate

Purchase or sell real estate or any interest therein, except that the Fund may invest in securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein.

7. Purchases and Sales of Commodities

Purchase or sell physical commodities unless acquired as the result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

8. Issuance of Senior Securities

Issue any senior security (as defined in the 1940 Act), except that: (1) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (2) a Fund may acquire securities to the extent otherwise permitted by its investment policies, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (3) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund's total assets, at the time of borrowing, from banks for any purpose (the Fund's total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund's total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Asset coverage means the ratio that the value of the Fund's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to making loans set forth in (5) above, the 1940 Act does not prohibit the Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations.

With respect to the fundamental policy relating to investing in real estate set forth in (6) above, the Fund may, to the extent permitted by applicable law, invest in securities or other instruments directly or indirectly secured by real estate and invest in securities or other instruments issued by issuers that invest in real estate.

With respect to the fundamental policy relating to issuing senior securities set forth in (8) above, "senior securities" are defined as Fund obligations that have a priority over the Fund's shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the fund is permitted to borrow from a bank if consistent with the fundamental policy set forth in (1) above. The policy in (8) above will be interpreted not to prevent collateral arrangements with respect to options, forwards, futures, or other derivatives or the posting of initial or variation margin. The Fund will segregate liquid assets with respect to certain leveraged positions in accordance with requirements for senior securities under Section 18 of the 1940 Act and current applicable SEC staff interpretations.

Non-Fundamental Limitations. The Fund has adopted the following non-fundamental investment limitations, which may be changed by the Board without shareholder approval.

The Fund may not:

1. Margin and Short Selling

Purchase securities on margin, or make short sales of securities (except short sales against the box), except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with permitted transactions in options.

BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS

A. Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund's investment activities, in accordance with federal law, Delaware law and the stated policies of the Fund. The Board oversees the Trust's officers and service providers, including the Adviser, which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers and the Trust's Chief Compliance Officer ("CCO"). The Board also is assisted by the Trust's independent auditor (which reports directly to the Trust's Audit Committee), independent counsel and other experts as appropriate, all of which are selected by the Board.

The Forum family of funds ("Fund Complex") includes the Trust, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds and is overseen by different boards of trustees. The Trust's Board oversees its 24 separate series, and another Board oversees Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds and each of their separate series. The use of separate boards, each with its own committee structure, allows the trustees of each trust in the Fund Complex to focus on the unique issues of the funds they oversee, including common research, investment and operational issues. On occasion, the separate boards may establish joint committees to address issues with consequences for the entire Fund Complex.

Board Structure and Related Matters. Independent Trustees constitute at least two-thirds of the Board members. J. Michael Parish, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair's responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other trustees, the Trust's officers, other management personnel and counsel to the Fund. The Independent Chair also performs such other duties as the Board may from time to time determine.

The trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of funds overseen by the Board, the arrangements for the conduct of the Fund's operations, the number of trustees and the Board's responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the trustees are able to oversee effectively the number of funds in the complex.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each trustee serves until his death, resignation or removal and replacement. The address for all trustees is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101. John Y. Keffer is considered an interested trustee due to his affiliation with Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic" or the "Administrator").

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003; formerly, Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995-2002.	24	None
Costas Azariadis Born: 1943	Trustee	Since 1989	Professor of Economics, Washington University since 2006.	24	None
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium- sized businesses in New England) since 1991.	24	None
David Tucker Born: 1958	Trustee; Vice Chairman	Since 2011 (Vice Chairman since 2015)	Director, Blue Sky Experience (a charitable endeavor), since 2008; Senior Vice President & General Counsel, American Century Companies (an investment management firm) 1998-2008.	46	Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds.
Interested Trustee
John Y. Keffer[1] Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non- depository trust company chartered in the State of Maine) since 1997.	46	Director, Wintergreen Fund, Inc.; Trustee, Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds.

1Atlantic and Forum Investment Advisors, LLC are subsidiaries of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

In addition to the information set forth in the table above, each trustee possesses other relevant qualifications, experience, attributes or skills. The following provides additional information about these qualifications and experience.

J. Michael Parish: Mr. Parish has experience as a business attorney and long-time member of a law firm; service on the board of the foundation Hackensack Riverkeeper, Inc.; and multiple years of service as a trustee and as Independent Chair. Mr. Parish also served as a trustee of Monarch Funds, a Massachusetts business trust and open-end management investment company, from 2003 to 2009.

Costas Azariadis: Mr. Azariadis has extensive experience with finance and economics, having served as a professor of economics at various top universities and a member of the various committees of the governing body of universities; and multiple years of service as a trustee. Mr. Azariadis also served as a trustee of Monarch Funds from 2003 to 2009.

James C. Cheng: Mr. Cheng has organizational experience as chairman and chief executive officer of a private marketing company; experience as co-founder of an information technology firm; experience as a consultant; and multiple years of service as a trustee. Mr. Cheng also served as a trustee of Monarch Funds from 2003 to 2009.

David Tucker: Mr. Tucker has extensive experience in the investment management industry, including experience in senior management, legal and compliance roles at two large mutual fund complexes; service on various committees of the Investment Company Institute ("ICI"); and director of ICI Mutual (a mutual insurance company sponsored by the investment company industry), including service as chairman of the underwriting, risk and fraud committees of ICI Mutual's board of directors. Mr. Tucker actively serves charitable organizations in the metropolitan Kansas City area.

John Y. Keffer: Mr. Keffer has extensive experience in the investment management industry, including organizational experience as chairman and chief executive officer of a fund service provider; and multiple years of service as a trustee. Mr. Keffer also served as a trustee of Monarch Funds from 2003 to 2009 and continues to serve as an interested trustee of Forum Funds II, Forum ETF Trust and U.S. Global Investors Funds and an independent director of Wintergreen Fund, Inc., another open-end management investment company.

Risk Oversight. Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. The Adviser, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board's oversight of risk management for the Trust and the Fund.

In general, the Fund's risks include, among others, investment risk, valuation risk, compliance risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, the Adviser and other service providers have themselves adopted a variety of policies, procedures and controls designed to address particular risks. Different processes, procedures and controls are employed with respect to different types of risks. Further, the Adviser oversees and regularly monitors the investments, operations and compliance of the Fund's investments.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, senior officers of the Adviser and the CCO regularly report to the Board on a range of matters, including those relating to risk management. In this regard, the Board periodically receives reports regarding other service providers to the Trust, either directly or through the CCO. On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Fund's compliance program. Further, at least annually, the Board receives a report from the CCO regarding the effectiveness of the Fund's compliance program.

The Board receives regular reports from a "Valuation Committee," composed of the Principal Executive Officer, the Principal Financial Officer, the CCO, a senior fund accounting member, a senior representative from the Administrator's regulatory administration group and a representative of the adviser whose fund(s) present valuation matters. The Valuation Committee operates pursuant to the Trust's Valuation and Error Correction Policy (the "Valuation Policy"), as approved by the Board. The Valuation Committee reports to the Board on the pricing of the Fund's shares and the valuation of the Fund's portfolio securities; recommends, subject to approval by the Board, independent pricing services to provide a value for Fund assets; makes and monitors fair value determinations pursuant to the Valuation Policy and carries out any other functions delegated to it by the Board relating to the valuation of Fund assets.

The Board also regularly receives reports from the Adviser with respect to the investments and securities trading of the Fund. For example, typically, the Board receives reports, presentations and other information from the Adviser on at least an annual basis in connection with the Board's consideration of the renewal of the investment advisory agreement between the Adviser and the Trust on behalf of the Fund (the "Advisory Agreement"). Also, if applicable, the Board receives reports from the Adviser and other service providers in connection with the Board's consideration of the renewal of any distribution plan of the Fund under Rule 12b-1 under the 1940 Act. Senior officers of the Trust and senior officers of the Adviser also report regularly to the Audit Committee on valuation matters, internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committee receives regular reports from the Trust's independent auditors on internal control and financial reporting matters.

Trustee Ownership in the Fund and the Fund Complex. The following table sets forth each trustee's ownership of the Fund and the Trust.

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2015	Aggregate Dollar Range of Ownership as of December 31, 2015 in all Registered Investment Companies Overseen by Trustee in the Fund Complex
Independent Trustees
J. Michael Parish	None	Over $100,000
Costas Azariadis	None	None
James C. Cheng	None	None
David Tucker	None	None
Interested Trustee
John Y. Keffer	None	None

B. Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the officers of the Trust, their year of birth and their principal occupations during the past five years are as set forth below. Each officer serves until his or her death, resignation or removal and replacement. The business address of each officer is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Jessica Chase Born: 1970	President; Principal Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Vice President, Atlantic since 2008.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti-Money Laundering Compliance Officer	Since 2014	Associate Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Vice President, Atlantic since 2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008.
Geoffrey Ney Born: 1975	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.
Todd Proulx Born: 1978	Vice President	Since 2013	Manager, Atlantic since 2013; Senior Fund Accountant, Atlantic, 2008-2013.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Carlyn Edgar Born: 1963	Chief Compliance Officer	Since 2008	Senior Vice President, Atlantic since 2008.

C. Ownership of Securities of the Adviser and Related Companies

As of December 31, 2015, no Independent Trustee (or any of his immediate family members) owned beneficially or of record, securities of any Trust investment adviser, the Trust's principal underwriter, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

D. Information Concerning Trust Committees

Audit Committee. The Trust's Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Parish, and Tucker, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent auditors to the Trust. In so doing, the Audit Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls. During the fiscal year ended March 31, 2016, the Audit Committee met four times.

Nominating Committee. The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Parish, and Tucker, constituting all of the Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all trustees and committee members and presenting these nominations to the Board. The Nominating Committee will not consider any nominees for trustees recommended by security holders. During the fiscal year ended March 31, 2016, the Nominating Committee did not meet.

Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (the "QLCC"), which meets when necessary, consists of Messrs. Azariadis, Cheng, Parish, and Tucker, constituting all of the Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust. During the fiscal year ended March 31, 2016, the QLCC did not meet.

E. Compensation of Trustees and Officers

Each trustee is paid an annual fee of $50,000 for service to the Trust. The Chairman of the Board is paid an annual fee of $66,000. The Vice Chairman of the Board is paid an annual fee of $56,000. The Chairman of the Audit Committee is paid an additional fee of $6,000 annually. The trustees and Chairman may receive additional fees for special Board meetings. Each trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust, but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the fees paid to each trustee by the Fund and the Trust for the fiscal year ended March 31, 2016.

Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Fund Complex
J. Michael Parish	$1,420	N/A	$72,750
Costas Azariadis	$1,075	N/A	$54,500

Trustee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation from Fund Complex
James C. Cheng	$1,204	N/A	$60,500
David Tucker	$1,204	N/A	$93,750
John Y. Keffer	$0	N/A	$0

F. Investment Adviser

Services of Adviser. Effective on June 30, 2016, the Adviser was appointed to serve as the investment adviser to the Adalta International Fund, formerly known as the Beck, Mack & Oliver International Fund, pursuant to an Interim Investment Advisory Agreement with Forum Funds on behalf of the Fund ("Interim Agreement"). The Interim Agreement will remain in effect for 150 days from its effectiveness, or until Fund shareholders approve a new, permanent investment advisory agreement ("New Agreement"), whichever is earlier. On June 9, 2016, the Board approved the New Agreement between the Trust and the Adviser and recommended that the New Agreement be submitted to Fund shareholders for approval. The New Agreement will take effect upon its approval by shareholders.

The Terms and conditions of the Interim Agreement are identical in all material respects to those of the original investment advisory agreement between the Trust and Beck, Mack & Oliver, LLC, the Fund's previous investment adviser ("Original Agreement"), except for the effective period and termination provisions. The terms and conditions of the New Agreement are substantively the same as the Original Agreement, except the New Agreement may be terminated immediately by the Trust if the Board finds that the services being rendered by the Adviser fail in a material way to provide responsible management to the Fund. Although the level of advisory services under the New Agreement will be the same as under the Original Agreement, the New Agreement includes a voluntary breakpoint in the advisory fee once the Fund has achieved appropriate asset levels, as described below.

Under the New Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. The Adviser may compensate brokers or other service providers out of its own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares.

Ownership of Adviser. Adalta Capital Management LLC is a limited liability company organized under the laws of the State of Delaware in 2016 and is controlled by Zoe Vlachos and David Rappa.

Information Concerning Accounts Managed by Portfolio Managers. The following table provides information regarding other accounts managed by the portfolio managers as of March 31, 2016:

Name of Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
David Rappa	None	None	222 accounts $146.5 million	None	None	None
Peter Vlachos	None	None	222 accounts $146.5 million	None	None	None

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:

• The management of multiple client accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund. The Adviser may seek to manage such competing interests for the time and attention of the portfolio managers by having the portfolio managers focus on a particular investment discipline.

• If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

•With respect to securities transactions for the Fund, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

•Finally, the appearance of a conflict of interest may arise if the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser has adopted certain compliance procedures, which are designed to address these types of conflicts. The Adviser has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. The Adviser's polices and procedures address trade aggregation and allocation. Typically when aggregating trades across funds and/or other accounts, the size of the trade for each fund and/or other account is determined by proportional size of the fund and/or other account and such determination is made pre-trade. Moreover, in aggregated trades each fund and/or other account receives the average share price and transaction costs are shared on a pro-rata basis. Additionally, given the nature of the Adviser's investment process and its Fund and/or other accounts, the Adviser's investment management team services are typically applied collectively to the management of all the Funds and/or other accounts following the same strategy.

Compensation of the Adviser's portfolio management team is not based upon performance of the Fund managed by the Adviser. Fund performance is not a factor in compensation as it might encourage investment decisions deviating from the Fund's mandate. To mitigate the potential for conflict to have a team member favor one Fund over another Fund and/or other account, the Adviser has established procedures, including policies to monitor trading and best execution for all funds and/or other accounts.

There is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Information Concerning Compensation of Portfolio Managers. For the period ended March 31, 2015, Messrs. Rappa, Vlachos and Beck were compensated based on the profitability of the Adviser.

Portfolio Manager Ownership in the Fund. The Adviser has provided the following information regarding each portfolio manager's ownership in the Fund:

Portfolio Manager	Dollar Range of Beneficial Ownership as of March 31, 2016
Adalta International Fund
David Rappa	$100,001 - $500,000
Peter Vlachos	$100,001 - $500,000

Fees. The Adviser receives an advisory fee from the Fund at an annual rate equal to 1.50% of the Fund's average annual daily net assets under the terms of the Advisory Agreement. However, the Adviser has voluntarily agreed to reduce its advisory fee from the Fund to 1.25% on Fund assets exceeding $250 million.

The Adviser has also contractually agreed to waive its fee and/or reimburse Fund expenses to the extent that the Fund's Total Annual Fund Operating Expenses exceed 1.5% (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) through July 31, 2017 ("Expense Cap"). The Expense Cap may be lowered upon approval of Trust management, but may only be raised or eliminated with the consent of the Board. Total Annual Fund Operating Expenses After Fee Wavier and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply.

The advisory fee, if not waived, is accrued daily and paid monthly by the Fund and is assessed based on the daily net assets of the Fund.

In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets that such clients have invested in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee to be received from the separately managed account.

Table 1 in Appendix B shows the dollar amount of advisory fees accrued by the Fund, the amount of advisory fees waived and/or expenses reimbursed by the Adviser, if any, and the actual advisory fees retained by the Adviser. The data provided is for the last three fiscal years.

Advisory Agreement. Effective June 30, 2016, the Adviser was appointed to serve as the interim investment adviser to the Fund, and commenced management of the Fund pursuant to the Interim Agreement. The Interim Agreement will remain in effect for 150 days from the date of its effectiveness or until the date that the Fund's shareholders approve the New Agreement, whichever is earlier. On June 9, 2016, the Board approved the New Agreement and recommended that the New Agreement be submitted to Fund shareholders for approval.

The New Agreement is terminable, without penalty, by the Board or by a vote of a majority of the voting securities of the Fund on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. In addition, the New Agreement may be terminated without notice by the Trust if the Board determines, in its reasonable discretion and having due regard to the protection of investors, that the services being rendered by the Adviser under the New Agreement fail in a material way to provide responsible management to the Fund as reasonably expected by an investment adviser. The New Agreement also provides for automatic termination in the event of its assignment, as that term is defined under the 1940 Act. The New Agreement may be amended or modified only by a written agreement that is properly authorized and executed by the Trust and the Adviser, and, if required by the 1940 Act, by vote of a majority of the outstanding voting securities of the Fund.

Under the New Agreement, the Adviser shall not be liable to the Trust or the Fund for mistakes of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund's shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Adviser's duties or obligations under the New Agreement or by reason of the Adviser's reckless disregard of its duties and obligations under the New Agreement.

G. Distributor

Distribution Services. Foreside Fund Services, LLC (the "Distributor") is the distributor (also known as principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA").

Under a Distribution Agreement with the Trust dated March 31, 2009, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund "supermarket" platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary's procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution (12b-1) services. The Adviser pays the Distributor a fee for certain distribution-related services.

H. Other Fund Service Providers

Administrator, Fund Accountant, Transfer Agent, and Compliance Services. Atlantic and its subsidiaries provide administration, compliance, fund accounting and transfer agency services to the Fund. Atlantic is a subsidiary of Forum Holdings Corp I. John Y. Keffer, a trustee, is the Chairman of Atlantic and is also the founder and owner of Forum Holdings Corp. I, the parent entity of Atlantic.

Pursuant to the Atlantic Services Agreement (the "Services Agreement"), the Fund pays Atlantic a bundled fee for administration, compliance, fund accounting and transfer agency services. The Fund also pays Atlantic certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the prior month.

The Services Agreement continues in effect until terminated, so long as its continuance is specifically approved or ratified with such frequency and in such manner as required by applicable law. After an initial three-year term, the Services Agreement is terminable with or without cause and without penalty by the Trust or by the Administrator on 120 days' written notice to the other party. The Services Agreement is also terminable for cause by the non-breaching party on at least 60 days' written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Services Agreement, Atlantic is not liable to the Fund or the Fund's shareholders for any act or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Services Agreement. The Services Agreement also provides that Atlantic will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to 0.5% or less than or equal to $25.00 per shareholder account, and in addition, limits the amount of any loss for which Atlantic would be liable. Also, Atlantic is not liable for the errors and omissions of others, including the entities that supply security prices to Atlantic and the Fund. Losses incurred by the Fund as a result of acts or omissions by Atlantic or any other service provider for which Atlantic or the service provider is not liable to the Fund would be borne through the Fund, by its shareholders.

As Administrator, Atlantic administers the Fund's operations except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator's responsibilities include, but are not limited to: (1) overseeing the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e., registration statements and shareholder reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Fund's tax returns, the preparation of financial statements and related reports to the Fund's shareholders, the SEC and state and other securities administrators; (4) providing the Fund with adequate general office space and facilities and providing persons suitable to the Board to serve as officers of the Trust; (5) assisting the Adviser in monitoring Fund holdings for compliance with prospectus investment restrictions and assisting in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a CCO, and an Anti-Money Laundering Compliance Officer to the Fund, as well as certain additional compliance support functions.

Atlantic Shareholder Services, LLC, 3 Canal Plaza, Portland, Maine 04101, (the "Transfer Agent"), a wholly-owned subsidiary of Atlantic, serves as transfer agent and distribution paying agent for the Fund. The Transfer Agent is registered as a transfer agent with the SEC. The Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record.

As Fund accountant, Atlantic provides fund accounting services to the Fund. These services include calculating the NAV of the Fund.

Table 2 in Appendix B shows the dollar amount of the fees accrued by the Fund for administration services, the amount of fees waived by Atlantic, if any, and the actual fees retained by Atlantic under the Services Agreement. The data provided is for the last three fiscal years.

Custodian. MUFG Union Bank, N.A. (formerly, Union Bank, N.A.) (the "Custodian") is the custodian for the Fund. The Custodian safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund's domestic and foreign assets. The Custodian also maintains certain books and records of the Fund that are required by applicable federal regulations. The Custodian is located at 350 California Street, 6th Floor, San Francisco, California 94104.

Legal Counsel. K&L Gates LLP, 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

Independent Registered Public Accounting Firm. BBD, LLP ("BBD"), 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund, providing audit and tax services. BBD audits the annual financial statements of the Fund and provides the Fund with an audit opinion. BBD also reviews certain regulatory filings of the Fund.

PORTFOLIO TRANSACTIONS

A. How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed-income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from which the Fund purchases or to which the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance, common stock and preferred stock) are generally effected if: (1) the security is traded on an exchange, through brokers that charge commissions; and (2) the security is traded in the over-the-counter markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated.

When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers, but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed-income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission, markup or markdown.

B. Commissions Paid

Table 3 in Appendix B shows the dollar amount of the aggregate brokerage commissions paid by the Fund; the amount of commissions paid to an affiliate of the Fund, the Adviser or the Distributor; the percentage of brokerage commissions paid to an affiliate of the Fund, the Adviser or the Distributor; and the percentage of transactions executed by an affiliate of the Fund, the Adviser or the Distributor. The data provided is for the last three fiscal years.

C. Adviser Responsibility for Purchases and Sales and Choosing Broker-Dealers

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and at the discretion of the Adviser. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

The Adviser seeks "best execution" for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as the size of the order, the difficulty of execution, the efficiency of the executing broker's facilities (including the research services described below) and any risk assumed by the executing broker-dealer. The Fund may pay a higher commission if, for example, the broker-dealer has specific expertise in a particular type of transaction (due to factors such as size or difficulty) or is highly efficient in trade execution.

The Adviser may also give consideration to brokerage and research services furnished to the Adviser by broker-dealers and may cause the Fund to pay these broker-dealers a higher commission or spread than may be charged by other broker-dealers. Research services may include reports that are common in the industry, such as research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the Adviser uses the research to manage all client accounts. Therefore, the commission dollars spent for research generally benefit all of the Adviser's clients and the Fund's investors, although a particular client may not benefit from research received on each occasion. The Adviser does not reduce its fees because the Adviser receives research.

Table 4 in Appendix B lists each broker to which the Fund directed brokerage in return for research services, the amount of transactions so directed, and the amount of commissions earned by the broker-dealer during the past fiscal year.

D. Counterparty Risk

The Adviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents appropriate credit risks.

E. Transactions through Affiliates

The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Trust and in accordance with applicable law.

F. Other Accounts of the Adviser

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. In some instances, with any required consent, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

G. Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains (taxable to shareholders as ordinary income when distributed to them) or losses. An annual portfolio turnover rate of 100% does not necessarily indicate all the securities in the Fund were replaced once in a period of one year.

Portfolio turnover rate is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the Fund invests, are excluded from the calculation of portfolio turnover rate.

H. Securities of Regular Broker-Dealers

From time to time the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the ten brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.

Table 5 in Appendix B lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the Fund's most recent fiscal year ended March 31, 2016.

I. Portfolio Holdings

Portfolio holdings as of the end of the Fund's annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days after the end of such period. You may request a copy of the Fund's latest annual or semi-annual report to shareholders or a copy of the Fund's latest Form N-Q, when it is available, which contains the Fund's portfolio holdings, by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund's latest Form N-CSR and Form N-Q by accessing the SEC's website at www.sec.gov.

In addition, the Adviser may make publicly available, on a quarterly basis, information regarding the Fund's holdings (including name and percentage of the Fund's assets invested in each such holding) and the percentage breakdown of the Fund's investments by country, sector and industry, as applicable. This holdings information may also be made available through the Adviser's website and may be released within 30 days of the quarter end.

The Fund's nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund's operations that the Fund has retained them to perform. The Adviser has regular and continuous access to the Fund's portfolio holdings. In addition, the Administrator, the Custodian, the Distributor, and the Fund accountant, as well as independent auditors, proxy voting services, mailing services, financial printers and ratings and ranking organizations may have access to the Fund's nonpublic portfolio holdings information, provided that the Fund receives reasonable assurance that: (1) the holdings information will be kept confidential; (2) no employee or agent will use the information to effect trading or for their personal benefit; and (3) the nature and type of information that any employee or agent, in turn, may disclose to third-parties is limited. The trustees, the Trust's officers, legal counsel to the Trust and to the Independent Trustees, and the Fund's independent registered public accounting firm may receive such information on an as needed basis.

From time to time, nonpublic information regarding the Fund's portfolio holdings may also be disclosed to certain mutual fund consultants, analysts, or other entities or persons ("Recipients") that have a legitimate business purpose in receiving such information. The nonpublic portfolio holdings information may be provided to such Recipients on an on-going basis during the course of the services they provide to the Fund, and each of such Recipients is subject to a duty of confidentiality. Any disclosure of information more current than the latest publicly available portfolio holdings information will be made only if a Trust officer determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has legitimate business purposes for disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will assume responsibility for any breach of the terms of the confidentiality agreement by its employees; and (3) upon request from the Trust, will return or promptly destroy the information. The Trust officer shall report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Trust officer's reasons for determining to permit such disclosure.

Arrangements have been approved to provide nonpublic portfolio holdings information to Capital IQ, Inc. at such times as may be appropriate to perform services for the benefit of the Funds for the purpose of providing timely assessments and performing portfolio analytics relevant to the Adviser's management of the Funds.

The Adviser may provide investment management for accounts of clients other than the Fund, which may result in some of those accounts having a composition substantially similar to that of the Fund. The Adviser and its affiliates may provide regular information to clients and others regarding the holdings in accounts that each manages, but no information is provided to clients or others that identifies the actual composition of the Fund's holdings, specifies the amount of the Fund's assets invested in a security or specifies the extent of any such similarities among accounts managed by the Adviser.

No compensation is received by the Fund, or, to the Fund's knowledge, paid to the Adviser or any other party in connection with the disclosure of the Fund's portfolio holdings. The codes of ethics of the Trust and the Adviser are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings. In addition, the Fund's service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Fund's portfolio holdings disclosure policy is subject to review by the CCO, who will report the results of such review at least annually to the Board. Any identified conflict between the interests of shareholders and those of another party resulting from the disclosure of nonpublic portfolio holdings information will be reported to the Board for appropriate action.

There is no assurance that the Fund's portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

PURCHASE AND REDEMPTION INFORMATION

A. General Information

You may effect purchases or redemptions or request any shareholder privilege by contacting the Transfer Agent.

The Fund accepts orders for the purchase or redemption of shares of the Fund on any weekday except days when the New York Stock Exchange (the "NYSE") is closed. Under unusual circumstances, the Fund may accept orders when the NYSE is closed if deemed appropriate by the Trust's officers.

The shares of the Fund may not be available for sale in the state in which you reside. Please check with your investment professional to determine the Fund's availability.

B. Additional Purchase Information

Shares of the Fund are offered on a continuous basis by the Distributor.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In its discretion, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund may allow an in kind purchase provided that, among other things: (i) the purchase will not dilute the interests of its shareholders; (ii) the assets accepted by the Fund consist of securities that are appropriate, in type and amount, for investment by the Fund in light of its investment objective and policies and current holdings; (iii) market quotations are readily available for the securities; (iv) in determining the value of the assets contributed and the corresponding amount of shares issued, the Trust's Valuation Policy will be applied; (v) the transaction must comply with the Trust's Affiliated Persons and Transactions Policy if the person investing is an affiliated person; and (vi) the Adviser to the Fund discloses to the Board the existence of, and all material facts relating to, any conflicts of interest between the Adviser and the Fund in the proposed in kind purchase.

IRAs. All contributions into an individual retirement account (an "IRA") through the automatic investing service are treated as IRA contributions made during the year that the contribution is received.

UGMAs/UTMAs. If the custodian's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the custodian must provide instructions in a manner indicating custodial capacity.

C. Additional Redemption Information

You may redeem Fund shares at NAV.

The Fund may reverse a transaction for the purchase of Fund shares within two business days of notification from your bank that your funds did not clear (1) to collect any charge relating to transactions effected for the benefit of a shareholder that is applicable to the Fund's shares as provided in the Prospectus or (2) to recoup any actual losses incurred by the Fund or the Transfer Agent in connection with any reversed transaction.

Suspension of Right of Redemption. The right of redemption may not be suspended for more than seven days after the tender of Fund shares, except for any period during which: (1) the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC has entered a suspension order for the protection of the shareholders of the Fund.

Redemption in Kind. Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may effect a redemption in portfolio securities only if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

NAV Determination. In determining the NAV of the Fund, securities for which market quotations are readily available are valued at current market value using the valuation price from the primary exchange where the security is listed, as provided by an independent pricing service. For other securities or securities not listed on an exchange, or if no sales price is reported, the mean of the last bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate). For further information, see the "General Information" section in the Prospectus.

Distributions. Distributions of net investment income will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of net realized capital gains will be reinvested at the NAV of the Fund (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

TAXATION

The tax information set forth in the Prospectus and in this section relates solely to federal tax law and assumes that the Fund qualifies for treatment as a RIC (as discussed below). This information is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders and is in addition to the tax information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code, the regulations thereunder, and IRS interpretations and similar authority on which the Fund may rely, all as in effect on the date hereof, as well as on court decisions through that date. Future legislative, regulatory, or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Each investor should consult his or her own tax advisor as to the federal, state, local, and foreign tax provisions applicable to the investor.

A. Qualification for Treatment as a Regulated Investment Company

The Fund intends, for each taxable year, to continue to qualify for treatment as a RIC. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The taxable year-end of the Fund is March 31, which is the same as its fiscal year-end.

Consequences of Qualification. As a RIC, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (generally, interest, dividends, other ordinary income that is qualifying income described below, the excess of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, net of expenses, all determined without regard to any deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. To qualify to be taxed as a RIC for a taxable year, the Fund must satisfy the following requirements, among others:

•The Fund must distribute at least 90% of its investment company taxable income for the taxable year ("Distribution Requirement"). Certain distributions made by the Fund after the close of its taxable year are considered distributions attributable to that taxable year for purposes of satisfying this requirement.

• The Fund must derive at least 90% of its gross income for the taxable year from (1) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived from its business of investing in securities or those currencies and (2) net income from an interest in a "qualified publicly traded partnership" ("QPTP") ("Gross Income Requirement") (collectively, "Qualifying Income"). A QPTP is defined as a "publicly traded partnership" (generally, a partnership the interests in which are "traded on an established securities market" or are "readily tradable on a secondary market (or the substantial equivalent thereof)") that derives less than 90% of its gross income from sources described in clause (1).

• The Fund must satisfy the following asset diversification requirements ("Diversification Requirements") at the close of each quarter of its taxable year: (1) at least 50% of the value of its total assets must consist of cash and cash items, government securities, securities of other RICs, and securities of other issuers, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of a QPTP being considered voting securities for these purposes); and (2) no more than 25% of the value of its total assets may be invested in (a) the securities of any one issuer (other than government securities and securities of other RICs), (b) the securities (other than securities of other RICs) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (c) the securities of one or more QPTPs ("25% Limitation").

Failure to Qualify. If for any taxable year the Fund does not qualify for treatment as a RIC, either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Gross Income Requirement and the Diversification Requirements, or (2) by failing to satisfy the Gross Income Requirement and/or either Diversification Requirement and being unable, or determining not, to cure the failure in the manner described in the next two paragraphs, then for federal income tax purposes all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to its shareholders. In addition, for those purposes the dividends would be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits, except that, for (a) individual and certain other non-corporate shareholders (each, an "individual shareholder"), the part thereof that is "qualified dividend income" would be subject to federal income tax at the rates for net capital gain, which are a maximum of 15% for an individual shareholder with taxable income not exceeding certain thresholds and 20% for individual shareholders with taxable income exceeding the thresholds (which will be adjusted for inflation annually), and (b) those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

If the Fund fails to satisfy the Gross Income Requirement for any taxable year, it nevertheless will be considered to have satisfied that requirement for that year if, among other things, the failure "is due to reasonable cause and not due to willful neglect" and the Fund pays a tax in an amount equal to the excess of its gross income that is not Qualifying Income included in defined term over one-ninth of its gross income that is Qualifying Income.

If the Fund fails to satisfy either Diversification Requirement at the close of any quarter of its taxable year by reason of a discrepancy existing immediately after its acquisition of any security that is wholly or partly the result of that acquisition during that quarter, it will not lose its status for that quarter as a RIC if the discrepancy is eliminated within 30 days after the quarter's close. If the Fund fails to satisfy either or both Diversification Requirements (other than a de minimis failure, as described in the Code) for a quarter and the preceding sentence does not apply, it nevertheless will be considered to have satisfied those requirements for that quarter if, among other things, the failure "is due to reasonable cause and not due to willful neglect" and the Fund disposes of the assets that caused the failure within six months after the last day of the quarter in which it identifies the failure in the manner prescribed by the IRS. In that case, the Fund will also be liable for a tax equal to the greater of $50,000 or the amount determined by multiplying the net income generated by those assets for the period from the date the failure occurs to the date of disposition thereof by the highest rate of tax applicable to corporations (currently 35%).

Failure to qualify for treatment as a RIC would thus have a negative impact on the Fund's after-tax performance. It is possible that the Fund will not qualify as a RIC in any given taxable year.

B. Fund Distributions

The Fund anticipates distributing all or substantially all of its investment company taxable income for each taxable year. These distributions will be taxable to a shareholder as ordinary income, but, as described in the Prospectus, a portion of the Fund's distributions may be treated as "qualified dividend income" and thus eligible to be taxed to individual shareholders at the lower maximum tax rates applicable to net capital gain.

The Fund anticipates distributing substantially all of its net capital gain (after reduction for any capital loss carryovers, i.e., unutilized realized capital losses from prior taxable years) for each taxable year. These distributions generally will be made only once a year, usually in December, but the Fund may make a limited number of additional distributions of net capital gain at any time during the year. These distributions will be taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held his or her shares. These distributions will not qualify for the dividends-received deduction or as "qualified dividend income."

A distribution by the Fund that does not constitute an ordinary income dividend or capital on foreign currency gain distribution will be treated as a return of capital. A return of capital distribution will reduce a shareholder's tax basis in Fund shares and will be treated as gain from the sale of the shares to the extent it exceeds the shareholder's basis.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. federal income tax treatment that is different from that described above. Such non-U.S. investors may be subject to withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund. Capital gain distributions, if any, are not subject to the 30% withholding tax. Exemption from this withholding tax is also provided for dividends properly reported in writing by the Fund to its shareholders as interest-related dividends or as short-term capital gain dividends paid by the Fund with respect to its qualified net interest income or qualified short-term gain, respectively. Non-U.S. investors will need to provide an effective IRS Form W-8BEN or other authorized withholding certificate to qualify for the exemption.

Each distribution by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If a shareholder reinvests a distribution in additional shares, the shareholder will be treated as having received a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

When a shareholder purchases shares of the Fund, the purchase price (NAV) will include any undistributed net investment income and realized net capital gains and foreign currency gains and any unrealized appreciation in the value of the assets of the Fund. A distribution of that income or gain (including net gain, if any, from realizing all or part of that appreciation) will be taxable to a shareholder in the manner described above, even if the distribution economically constitutes a partial return of capital to the shareholder.

Ordinarily, a shareholder is required to take taxable distributions by the Fund into income in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in one of those months, however, is deemed to be paid by the Fund and received by those shareholders on December 31 of that year if the distribution is paid in January of the following year.

The Fund will send information annually to its shareholders regarding the federal income tax status of distributions made (or deemed made) during the year.

C. Foreign Account Tax Compliance Act ("FATCA")

Under FATCA, foreign financial institutions ("FFIs") and non-financial foreign entities ("NFFEs") that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends the Fund pays and (2) certain capital gain distributions and the proceeds of a redemption of Fund shares that are paid after December 31, 2018. As discussed more fully below, the FATCA withholding tax generally may be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, reports information regarding substantial U.S owners.

An FFI may avoid FATCA withholding by becoming a "participating FFI," which requires the FFI to enter into a tax compliance agreement with the IRS under the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

The U.S. Treasury Department has negotiated intergovernmental agreements (each, an "IGA") with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA; entities in those countries may be required to comply with the terms of the relevant IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country's government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Fund may avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity's status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisors regarding the application of these requirements to their own situations and the impact thereof on their investments in the Fund.

D. Redemption of Shares

In general, you will realize gain or loss on a redemption of Fund shares in an amount equal to the difference between the proceeds of the redemption and your adjusted tax basis in the shares. All or a portion of any loss so realized will be disallowed if you purchase Fund shares (for example, by reinvesting distributions) within 30 days before or after the redemption (i.e., a "wash" sale); if disallowed, the loss would be reflected in an upward adjustment to the basis in the purchased shares. In general, any gain or not disallowed loss arising from a redemption of shares of the Fund will be considered a capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from a redemption of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain, if any, received on such shares. In determining the holding period of shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

E. Federal Excise Tax

A 4% non-deductible federal excise tax ("Excise Tax") is imposed on a RIC that fails to distribute in each calendar year an amount equal to at least the sum of (1) 98.0% of its ordinary income for the year plus (2) 98.2% of its capital gain net income for the one-year period ended on October 31 of the year plus (3) any ordinary income and realized net capital gains for previous years that were not distributed during those years. The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in the calendar year.

For purposes of calculating the Excise Tax, the Fund (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses realized or sustained after October 31 of any year in determining the amount of ordinary income for that calendar year. The Fund includes foreign currency gains and losses incurred after October 31 in determining the amount of ordinary income for the succeeding calendar year.

The Fund intends to make sufficient distributions each year of its ordinary income and capital gain net income to avoid liability for the Excise Tax. The Fund may in certain circumstances be required to liquidate portfolio investments to make distributions sufficient to avoid Excise Tax liability.

F. Certain Tax Rules Applicable to Fund Transactions

Investments in Derivatives. When a put or call option purchased by the Fund expires unexercised, the premium it paid gives rise to short-term or long-term capital loss at the time of expiration (depending on the length of the exercise period for the option). When a put or call option written by the Fund expires unexercised, the premium it received gives rise to short-term capital gain at the time of expiration. When the Fund exercises a call option, the basis in the underlying security is increased by the amount of the premium it paid for the option. When the Fund exercises a put option, the gain (or loss) from the sale of the underlying security is decreased (or increased) by the premium it paid for the option. When a put or call option written by the Fund is exercised, the purchase price (or the selling price in the case of a call) of the underlying security is decreased (or increased in the case of a call) for tax purposes by the amount of the premium received.

Some futures contracts, foreign currency contracts, and "nonequity" options (i.e., certain listed options, such as those on a "broad-based" securities index) in which the Fund invests - except any "securities futures contract" that is not a "dealer securities futures contract" (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - may be subject to Code section 1256 ("Section 1256 contracts"). Any Section 1256 contracts the Fund holds at the end of its taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) must be "marked to market" (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss; however, certain foreign currency gains or losses arising from Section 1256 contracts will be treated as ordinary income or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain the Fund recognizes, even though the Fund may not have closed the transactions and received cash to pay the distributions. The Fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its shareholders as ordinary income) and thus increasing the amount of dividends it must distribute.

Any option, futures contract, forward contract or other position entered into or held by the Fund in conjunction with any other position it holds may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character, and timing of recognition of the Fund's gains and losses with respect to the straddle positions by requiring, among other things, that (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other positions in the straddle, (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term rather than long-term capital gain), (3) the losses recognized with respect to certain straddle positions that are part of a mixed straddle and are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss, and (4) losses recognized with respect to certain straddle positions that would otherwise constitute short-term capital losses be treated as long-term capital losses. In addition, the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Investments in Foreign Currencies and Securities. Gains or losses attributable to fluctuations in exchange rates that occur between the time that the Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary losses. Similarly, gains or losses from the disposition of a foreign currency, or from the disposition of a fixed-income security or a forward contract denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of its disposition, also are treated as ordinary income or ordinary losses. These gains or losses increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain.

If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" for federal tax purposes (a "PFIC") and the Fund does not make either of the elections described in the next two paragraphs, it will be subject to federal income tax on a portion of any "excess distribution" it receives from the PFIC and any gain it derives from the disposition of such shares (collectively, "PFIC Income"), even if it distributes the PFIC Income as a taxable dividend to its shareholders. The Fund will also be subject to additional interest charges in respect of deferred taxes arising from the PFIC Income. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for the taxable year: (1) at least 75% of its gross income is derived from "passive income" (including interest and dividends) or (2) an average of at least 50% of the value (or adjusted tax basis, if elected) of its assets produce, or are held for the production of, "passive income." The Fund's distributions of PFIC Income will not be eligible for the 15% and 20% maximum federal income tax rates on individual shareholders' "qualified dividend income" described in the Prospectus.

The Fund may elect to "mark to market" its stock in a PFIC. Under such an election, the Fund would include in gross income (and treat as ordinary income) each taxable year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of that adjusted basis over that fair market value, but only to the extent of any net mark-to-market gains included in income by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts so included, as well as gain realized on the disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included in income by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made.

If the Fund purchases shares in a PFIC and elects to treat the PFIC as a "qualified electing fund," the Fund would be required to include in its income each taxable year its pro rata share of the ordinary income and net capital gains of the PFIC, even if the income and gains were not distributed to the Fund. Any such income would be subject to the Distribution Requirement and the calendar year Excise Tax distribution requirement described above. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

Investors should be aware that the Fund may not be able, at the time it acquires a foreign corporation's shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek not to invest in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so, and it reserves the right to make such investments as a matter of its investment policy.

Investments in LLCs, LPs.  The Fund may invest in LLCs and LPs that are classified for federal tax purposes as partnerships. Such an LLC or LP in which the Fund invests may be (1) a "publicly traded partnership" (a "PTP") or (2) a non-PTP at least 90% of the income of which is Qualifying Income. Certain of those PTPs will be QPTPs.

If an LLC or LP in which the Fund invests is a QPTP, all its net income (regardless of source) would be Qualifying Income for the Fund. The Fund's investment in QPTPs, together with certain other investments, however, may not exceed 25% of the value of its total assets at the close of any quarter of its taxable year in order to satisfy the 25% Limitation. In addition, if the Fund holds more than 10% of a QPTP's equity securities, none of those securities will count toward its satisfying the other Diversification Requirement.

With respect to non-QPTPs, (1) if the LLC or LP is treated for federal tax purposes as a corporation, distributions from it to the Fund would likely be treated as "qualified dividend income" and disposition of the Fund's interest therein would be gain from the disposition of a security, or (2) if the LLC or LP is not treated for those purposes as a corporation, the Fund would be treated as having earned its proportionate share of each item of income the LLC or LP earned. In the latter case, the Fund would be able to treat its share of the entity's income as Qualifying Income only to the extent that income would be Qualifying Income if realized directly by the Fund in the same manner as realized by the LLC or LP.

Certain LLCs and LPs (e.g., private funds) in which the Fund invests may generate income and gains that are not Qualifying Income. The Fund will monitor its investments in LLCs and LPs to assure its compliance with the requirements for qualification as a RIC.

G. State and Local Taxes

The tax rules of the various states and their local jurisdictions with respect to an investment in the Fund may differ from the federal income tax rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

H. Foreign Income Tax

Investment income received by the Fund from sources within foreign countries and U.S. possessions and gains that the Fund realizes on the disposition of foreign securities (collectively, "foreign source income") may be subject to foreign or possession income or other taxes withheld at the source (collectively, "foreign taxes"). The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of foreign taxes or exemption from taxes on foreign source income. It is impossible to know the effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested within various countries will vary.

If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the IRS to pass through to its shareholders the amount of foreign taxes it paid, as it has in the past. However, there can be no assurance that the Fund will be able to do so for the current or future taxable years. Pursuant to this election, each shareholder of the Fund would (1) be required to (a) include in gross income (in addition to dividends actually received) his or her pro rata share of foreign taxes paid by the Fund, (b) treat that share as having been paid by the shareholder, and (c) treat that share of those taxes and any dividend the Fund paid that represents foreign source income as the shareholder's own income therefrom and (2) could either use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax or deduct that share in computing taxable income.

A shareholder may be subject to rules that limit or reduce the ability to claim a credit for, or to fully deduct, his or her pro rata share of foreign taxes. Individual shareholders who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each taxable year to be exempt from the extremely complicated foreign tax credit limitation for federal income tax purposes (about which shareholders may wish to consult their tax advisors), in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct his or her pro rata share of foreign taxes the Fund paid if the shareholder has not held the Fund's shares for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder's risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining his or her federal income tax liability unless the Fund dividends paid to him or her are effectively connected with the shareholder's conduct of a U.S. trade or business.

I. Capital Loss Carryovers ("CLCOs")

The Fund may sustain capital losses for a taxable year. Those losses may be "carried over" (but not carried back) and used to offset any current or future net realized capital gains (whether short-term or long-term) for federal income tax purposes. All capital loss carryovers ("CLCOs") available at the close of the Fund's most recently completed taxable year ("available CLCOs") are listed in its financial statements. As a result of the Regulated Investment Company Modernization Act of 2010 ("Act"), whether the Fund's CLCOs will expire depends on when they arose. Those that arose in taxable years that began by December 22, 2010, the Act's effective date ("pre-enactment CLCOs"), will expire after eight taxable years and thus will be unavailable to offset against future capital gains, if any, that are realized after that expiration. Capital losses that are sustained in taxable years beginning after that date ("post-enactment years"), however, may be carried forward indefinitely. Any capital losses that the Fund sustains in post-enactment years must be utilized to offset realized capital gains before pre-enactment CLCOs; as a result of this ordering rule, those CLCOs may be more likely to expire unused. Capital losses that arise in post-enactment years and are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses (as under previous law).

OTHER MATTERS

A. The Trust and Its Shareholders

General Information. The Fund is a separate series of the Trust. The Trust is an open-end investment management company organized under Delaware law as a statutory trust on August 29, 1995. On January 5, 1996, the Trust succeeded to the assets and liabilities of Forum Funds, Inc. The Trust's trust instrument (the "Trust Instrument") permits the Trust to offer separate series ("funds") of shares of beneficial interest ("shares"). The Trust reserves the right to create and issue shares of additional funds. The Trust and each fund will continue indefinitely until terminated. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The other funds of the Trust are described in one or more separate statements of additional information.

Shareholder Voting and Other Rights. Each share of a fund and each class of shares has equal dividend, distribution, liquidation and voting rights. Fractional shares have those rights proportionately, except that expenses related to the distribution of shares of each fund or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares. Each fund or class votes separately with respect to the provisions of any Rule 12b-1 plan that pertains to the fund or class and other matters for which separate fund or class voting is appropriate under applicable law. Generally, shares will be voted separately by each fund except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual funds; or (2) the Board determines that the matter affects more than one fund and all affected funds must vote. The Board may also determine that a matter only affects certain funds or classes of the Trust and thus that only those funds or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

A shareholder in a fund is entitled to the shareholder's pro rata share of all distributions arising from that fund's assets and, upon redeeming shares, will receive the portion of the fund's net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a fund's) shares may, as set forth in the Trust Instrument, call meetings of the Trust (or fund) for any purpose related to the Trust (or fund), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more trustees.

Termination or Reorganization of Trust or its Series. The Board, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Board may sell or convey the assets of a fund or reorganize such fund into another investment company registered under the 1940 Act without a shareholder vote.

B. Fund Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is a shareholder who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

As of July 3, 2016, the trustees and officers of the Trust in aggregate owned less than 1% of the outstanding shares of beneficial interest of the Fund.

As of July 3, 2016, certain shareholders of record owned 5% or more of the shares of the Fund. Shareholders known by the Fund to own beneficially 5% or more of the Fund are listed in Table 6 in Appendix B.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of July 3, 2016, the shareholders listed in Table 6 in Appendix B who own more than 25% of the Fund may be deemed to control the Fund. "Control" for this purpose is the ownership of 25% or more of the Fund's voting securities.

C. Limitations on Shareholders' and Trustees' Liability

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In addition, the Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust Instrument provides for indemnification out of each fund's property of any shareholder or former shareholder held personally liable for the obligations of the relevant fund. The Trust Instrument also provides that the Trust, on behalf of a fund, shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of that fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability is in effect, and the Fund is unable to meet its obligations.

The Trust Instrument provides that the trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the trustees shall not be liable for any conduct whatsoever, provided that a trustee is not protected against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Effective June 9, 2016, the Board approved and adopted an amended and restated Trust Instrument. The amendments to the Trust Instrument include, among other matters, provisions that: (i) clarify certain duties, responsibilities, and powers of the Trustees; (ii) provide that any action brought by a shareholder related to the Fund will be brought in the Delaware Court of Chancery; and (iii) clarify that shareholders are not intended to be third-party beneficiaries of Fund contracts. The foregoing description is qualified in its entirety by the full text of the amended and restated Trust Instrument.

D. Proxy Voting Procedures

The Trust's and the Adviser's proxy voting procedures are included in Appendices C and D, respectively.

Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available: (1) without charge, upon request, by contacting the Transfer Agent at (844) 284-9829 (toll free); and (2) on the SEC's website at www.sec.gov.

The Fund's proxy voting record for the period ended June 30 is not available on the Adviser's website because the Adviser does not currently have a website for the Fund.

E. Code of Ethics

The Trust and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes are designed to eliminate conflicts of interest between the Fund and personnel of the Trust and the Adviser. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

F. Registration Statement

This SAI and the Prospectus do not contain all of the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. The SEC maintains a website (http://www.sec.gov) that contains this SAI, any material incorporated by reference, and other information regarding the Fund.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

G. Financial Statements

The Fund's Financial Statements and Financial Highlights for the fiscal year ended March 31, 2016 are incorporated by reference into this SAI from the Fund's Annual Report to shareholders, have been audited by BBD, an independent registered public accounting firm, as stated in its report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon its authority as an expert in accounting and auditing.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

Corporate and Municipal Long-Term Bond Ratings

Standard & Poor's ("S&P") Corporate and Municipal Long-Term Bond Ratings:

The following descriptions of S&P's long-term corporate and municipal bond ratings have been published by Standard & Poor's Financial Service LLC.

AAA - An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default.

C - An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D - An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

Plus (+) or Minus (-) - The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Moody's Investors Service, Inc. ("Moody's") Long-Term Corporate Bond Ratings:

The following descriptions of Moody's long-term corporate bond ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Moody's U.S. Municipal Long-Term Bond Ratings:

The following descriptions of Moody's long-term municipal bond ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

Aaa - Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa - Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A - Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa - Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Ba - Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B - Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Caa - Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca - Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C - Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Modifiers: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch Ratings Ltd. ("Fitch") Corporate Bond Ratings:

The following descriptions of Fitch's long-term corporate bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. 'BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. 'B' ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk ("IDR") in the ranges 'BB' to 'C'. For issuers with an IDR below 'B', the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above 'B', the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of 'RR1' (outstanding recovery prospects given default).

CCC - Substantial credit risk. 'CCC' ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges 'B' to 'C'. For issuers with an IDR below 'CCC', the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above 'CCC', the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of 'RR2' (superior recovery prospects given default).

CC - Very high levels of credit risk. 'CC' ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges 'B' to 'C'. For issuers with an IDR below 'CC', the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above 'CC', the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of 'RR3' (good recovery prospects given default).

C - Exceptionally high levels of credit risk. 'C' indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges 'B' to 'C'. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of 'RR4' (average recovery prospects given default), 'RR5' (below average recovery prospects given default) or 'RR6' (poor recovery prospects given default).

Defaulted obligations typically are not assigned 'D' ratings, but are instead rated in the 'B' to 'C' rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' obligation rating category, or to corporate finance obligation ratings in the categories below 'B'.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and 'BB' to 'D' (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

Fitch's Municipal Bond Long-Term Ratings:

The following descriptions of Fitch's long-term municipal bond ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. 'BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. 'BB' ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B - Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. 'CCC' ratings indicate that default is a real possibility.

CC - Very high levels of credit risk. 'CC' ratings indicate default of some kind appears probable.

C - Exceptionally high levels of credit risk. 'C' ratings indicate default appears imminent or inevitable.

D - Default. 'D' ratings indicate a default. Default generally is defined as one of the following:

•failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults - "Imminent" default, categorized under 'C', typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the 'C' category.

Structured Finance Writedowns - Where an instrument has experienced an involuntary and, in the agency's opinion, irreversible "writedown" of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of 'D' will be assigned to the instrument. Where the agency believes the "writedown" may prove to be temporary (and the loss may be "written up" again in future if and when performance improves), then a credit rating of 'C' will typically be assigned. Should the "writedown" then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the "writedown" later be deemed as irreversible, the credit rating will be lowered to 'D'.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

Plus (+) or Minus (-) - The modifiers "+" or "-"may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term Rating category, or to Long-Term Rating categories below 'B'.

Municipal Short-Term Bond Ratings

S&P's Municipal Short-Term Bond Ratings:

The following descriptions of S&P's short-term municipal ratings have been published by Standard & Poor's Financial Service LLC.

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

Moody's Municipal Short-Term Ratings:

The following descriptions of Moody's short-term municipal ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Fitch's Municipal Short-Term Credit Ratings:

The following descriptions of Fitch's municipal short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Short-Term Credit Ratings

S&P's Short-Term Credit Ratings:

The following descriptions of S&P's short-term credit ratings have been published by Standard & Poor's Financial Service LLC.

A-1 - A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C - A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

Dual Ratings - S&P assigns "dual" ratings to all debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').

Moody's Short-Term Ratings:

The following descriptions of Moody's short-term credit ratings have been published by Moody's Investors Service, Inc. and Moody's Analytics Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch's Short-Term Ratings:

The following descriptions of Fitch's short-term credit ratings have been published by Fitch, Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B - Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD - Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D - Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

APPENDIX B - MISCELLANEOUS TABLES

Table 1 - Investment Advisory Fees

The following table shows the dollar amount of fees accrued with respect to the Fund, the amount of fees waived and/or expenses reimbursed by Beck, Mack & Oliver, LLC (the Fund's investment advisor through the period ended June 30, 2016), if any, and the actual fees retained by Beck, Mack & Oliver, LLC. The data is for the last three fiscal years.

Year Ended	Advisory Fees Accrued	Advisory Fees Waived	Advisory Fees Retained
March 31, 2016	$834,034	$352,456	$481,578
March 31, 2015	$1,294,455	$345,952	$948,503
March 31, 2014	$1,460,400	$474,822	$985,578

Table 2 - Administration Fees

The following table shows the dollar amount of fees accrued with respect to the Fund, the amount of fees waived by Atlantic, if any, and the actual fees retained by Atlantic. The data is for the last three fiscal years.

Year Ended	Administration Fees Accrued	Administration Fees Waived	Administration Fees Retained
March 31, 2016	$162,430	$0	$162,430
March 31, 2015	$125,137	$0	$125,137
March 31, 2014	$159,919	$0	$159,919

Table 3 - Commissions

The following table shows the aggregate brokerage commissions of the Fund. The data is for the last three fiscal years.

Year Ended	Aggregate Brokerage Commissions ($) Paid	Total Brokerage Commissions ($) Paid to Affiliate of Fund, Adviser or Distributor	% of Brokerage Commissions Paid to Affiliate of Fund, Adviser or Distributor	% of Transactions Executed by Affiliate of Fund, Adviser or Distributor
March 31, 2016	$79,200	$0	0%	0%
March 31, 2015	$181,849	$0	0%	0%
March 31, 2014	$184,391	$0	0%	0%

Table 4 - Directed Brokerage

The following table lists each broker to which the Fund directed brokerage in return for research services, the amount of transactions so directed and the amount of commissions generated therefrom. The data is for the fiscal year ended March 31, 2016.

Broker	Amount Directed	Amount of Commissions Generated
BNY BROKERAGE, INC.	$25,228,963	$57,679
AUERBACH GRAYSON & CO INC.	$4,986,363	$12,743
CLSA JAPON	$970,803	$1,942
MACQUARRIE SECURITIES FE	$696,442	$1,532

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Broker	Amount Directed	Amount of Commissions Generated
J.P. MORGAN SECURITIES LLC	$921,197	$1,200
RAYMOND JAMES & ASSOC INC	$271,252	$1,076
SWEDBANK FIRST SECURITIES	$408,666	$819
JEFFERIES & COMPANY, INC	$307,500	$611
MERRILL LYNCH PIERCE FENDER & SMITH INC	$696,938	$596
JANCO PARTNERS, INC	$2,020,122	$534
INVEMED ASSOCIATES, LLC	$444,220	$200
KNIGHT SECURITIES, L.P.	$633,170	$164
ITG	$259,509	$69
UNION BANK OF CALIFORNIA N.A.	$97,576	$20
JONES & ASSOCIATES	$49,103	$15

Table 5 - Securities of Regular Brokers or Dealers

The following table lists the Fund's regular brokers and dealers whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Fund's holdings of those securities as of the most recent fiscal year ended March 31, 2016.

Regular Broker or Dealer	Value of Securities Held
None	N/A

Table 6 - Control Persons and 5% Shareholders

The following table lists as of July 3, 2016: (1) the shareholders who owned 25% or more of the outstanding shares of the Fund and thus may be deemed to control the Fund; and (2) the persons who owned beneficially or of record 5% or more of the outstanding shares of the Fund.

Name and Address	% of Fund
CHARLES SCHWAB CO INC MUTUAL FD SPL CSTDY A-C EXCL BNFT CUST 101 MONTGOMERY ST SAN FRANCISCO, CA 94104	36.60%
SEI PRIVATE TRUST COMPANY C/O STATE STREET BANK ID 571 ATTN: MUTUAL FUND ADMIN ONE FREEDOM DRIVE OAKS, PA 19456	22.30%
MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FL 32246	7.78%

B-2

APPENDIX C - TRUST PROXY VOTING PROCEDURES

Forum Funds
Shareholder Voting Policy

As of December 14, 2012

SECTION 1. BACKGROUND

The Trust exercises its shareholder voting responsibilities as an investor in other issuers as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments. This Policy details the Trust's policy with respect to shareholder voting.

SECTION 2. ADVISER RESPONSIBILITIES

(A) Delegation by Board. Each Fund has delegated to the Adviser the authority to vote as a shareholder of issuers whose securities are held in its portfolio. The Adviser shall maintain and the Board shall approve voting procedures related to the Adviser acting on behalf of the Fund in accordance with its fiduciary duties and the best interests of Fund shareholders.

(B) Delivery of Proxies. The Adviser is responsible for coordinating the delivery of proxies to be voted by the Custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service"). Upon request, the Adviser shall provide periodic reports to the Board as to the implementation and operation of its shareholder voting policies and procedures as they relate to the Trust.

(C) Conflicts of Interest. The Trust recognizes that under certain circumstances an Adviser or Proxy Voting Service may have a conflict of interest in voting on behalf of a Fund. A conflict of interest includes any circumstance when the Fund, the Adviser, the Distributor, the Proxy Voting Service or one or more of their Affiliated Persons (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how shares of that issuer are voted.

Each Adviser is responsible for maintaining procedures to identify and address material conflicts of interest and, when applicable, determine the adequacy of a Proxy Voting Service's procedures to identify and address material conflicts of interest.

(D) Voting Record. The Adviser shall be responsible for ensuring a voting record is maintained that includes all instances where the Fund was entitled to vote and will coordinate the annual delivery of such record to the Administrator for purposes of preparing the Trust's annual Form N-PX filing. The voting record shall include the following information required to be reported in Form N-PX:

(1) The name of the issuer of the security;

(2) The exchange ticker symbol of the security;

(3) The CUSIP for the security;

(4) The shareholder meeting date;

(5) A brief identification of the matter voted on;

(6) Whether the matter was proposed by the issuer or by a security holder;

(7) Whether the Trust cast its vote on the matter;

(8) How the Trust cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

C-1

(9) Whether the Trust cast its vote for or against management.

The Adviser shall also be responsible for ensuring information regarding how the Fund voted relating to portfolio securities during the twelve-month period ended June 30 is available on the Fund's website or other location consistent with disclosure in the Fund's registration statement.

SECTION 3: ABSTENTION

The Trust and an Adviser may abstain from shareholder voting in certain circumstances. Abstaining from voting may be appropriate if voting would be unduly burdensome or expensive, or otherwise not in the best interest of a Fund's shareholders.

SECTION 4: BOARD REPORTING AND REVIEW

(A) The Adviser shall submit its voting procedures to the Board for review and approval initially and at the next regularly scheduled meeting of the Board following any material change.

(B) The Adviser shall report to the Board, at least quarterly, whether any conflicts of interest arose while voting as an investor in other issuers and how such conflicts were handled.

C-2

APPENDIX D - ADVISER PROXY VOTING PROCEDURES

Adalta Capital Management LLC

PROXY VOTING PROCEDURES AND POLICIES

RATIONALE FOR PROXY POLICIES/PROCEDURES

Our general policy is to vote proxies on behalf of our clients, unless otherwise requested by clients. We exercise our voting responsibilities as a fiduciary and in the best interests of our clients.

PROXY VOTING PRODECURES

1. We will identify a person, herein referred to as a Proxy Ballot Administrator (PBA), to control this process.

2. Accounts for which proxies are to be voted: We are required to vote the proxies for common shares held in ERISA accounts and the Adalta International Fund. For all other accounts, we have the option of passing the voting responsibility to the client. In actual practice, we have opted to provide our clients with the choice of voting the proxies themselves or having us do it.

3. Audit requirements: All accounts for which we have voting responsibility will be checked every day for indications that a proxy statement is available requiring action by a certain date. (We will outsource this procedure.)

4. Upon notification of a requirement for voting, a composite ballot covering all topics and all relevant accounts will be prepared. The PBA will check with the Chief Compliance Officer as to whether there is any relationship or other information concerning the Firm, the issuer and the client that could give rise to a conflict of interest or the appearance of a conflict of interest. The Chief Compliance Officer will then check the incoming ballot against the conflict and restricted securities lists maintained by the Firm. Where such actual or apparent conflict of interest may be considered to exist, the Chief Compliance Officer will follow the Resolution of Conflicts procedure below. This ballot, together with a copy of the proxy statement, will be forwarded to the appropriate investment professional for review and disposition of voting. The person assigned to the task of voting on proxy issues will complete the ballot, sign it, and return it to the PBA. In cases where a resolution falls outside policy guidelines, the matter should be discussed by all members present at our weekly meeting and be resolved at that time.Results of these deliberations should be filed along with documents relevant to proxy matters.

5. The PBA will insure that the ballot is returned and completed by the deadline for voting. A log will be maintained identifying the dates the proxy was received, voted and returned to the appropriate agent. Furthermore, a record of all votes for all subject accounts will be kept and be available for inspection.

6. This voting record will also be available to respond to client inquiries about our vote on particular resolutions. Such inquiries should be directed to the PBA.

PROXY VOTING POLICY

The guideline that will apply to the proxy issues enumerated in the following paragraphs is that all voting is to be exercised only in the clients' best interest. All other issues will be subordinated to the exercise of our fiduciary duty on behalf of the funds that clients have entrusted to our management.

Routine Management Proposals

• These proposals typically do not change corporate structure, by–laws or operations to the disadvantage of shareholders. They include:

○Approval of auditors

○Election of Directors

○Indemnification provisions for directors/officers

○Liability limitations of directors/officers

○Name changes

○Fiscal year changes

• Given the routine nature of these proposals, proxies will nearly always be voted with management

Non-Routine Management Proposals

• This category includes issues that would or could alter corporate or capital structure or operations. These proposals generally will be voted "in favor" if deemed to be in the best interests of the shareholders. Proposals in this category would likely address matters including:

○Mergers and Acquisitions

○Restructuring

○Re–Incorporation

○Changes in capital structure

○Compensation of executives/directors

Proposals Affecting Corporate Governance

• These proposals would generally be voted "against" the actions being proposed and would include those affecting:

○Poison pills

○Greenmail or dual class voting

○Supermajority voting

○Golden parachutes/severance packages

○Classified/staggered Boards of Directors

Social and Corporate Responsibility Proposals

• Resolutions addressing matters under this heading are often proposed by shareholders. These proposals will be examined individually and our votes will be based on serving the best interest of our clients.

○Expensing stock option grants (generally we would vote to expense grants)

○Charitable giving **

○Gender issues**

○Boycotts of specific countries/ industries**

** (generally we would expect to vote against these proposals)

Resolution of Conflicts

• Where the interests of the person assigned to the task of voting or the Firm may conflict with those of a client, the person assigned to the task of voting must not be influenced in such a vote by the interests of the Firm or the person assigned to the task of voting. The person assigned to the task of voting must not vote any proxy on behalf of a client if the person assigned to the task of voting reasonably believes that he or she could not exercise independent judgment on behalf of the client.

• Where an actual or apparent conflict of interest may be considered to exist, the Chief Compliance Officer will discuss with Firm Management whether any of the following actions are appropriate:

○disclosures of the circumstances to the client and obtaining the client's consent to such a vote;

○whether to obtain the voting recommendation of an independent third party;

○whether the proposed vote of the Portfolio Manager is in the best interests of the client;

○whether the Portfolio Manager should abstain from voting.

• The Chief Compliance Officer shall maintain a written record of each such discussion and the actions taken as a result thereof, and, with respect to the Fund, shall report such action on the Firm's quarterly report to the Fund's Board.

PART C
OTHER INFORMATION

ITEM 28.		EXHIBITS
(a)		Trust Instrument of Registrant as amended and restated on June 9, 2016 is filed herewith.
(b)		By-Laws of Registrant as amended is filed herewith.
(c)		See Sections 2.04 and 2.07 of the Trust Instrument as filed as Exhibit (a).
(d)	(1)	Investment Advisory Agreement between Registrant and H.M. Payson & Co. (Exhibit incorporated by reference as filed as Exhibit (5)(a) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).
	(2)	Investment Advisory Agreement between Registrant and Beck, Mack & Oliver LLC dated April 10, 2009 (Exhibit incorporated by reference as filed as Exhibit (d)(2) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).
	(2)(A)	Amended Appendix to the Investment Advisory Agreement between Registrant and Beck, Mack & Oliver LLC dated April 10, 2009 is filed herewith.
	(3)	Investment Advisory Agreement between Registrant and Polaris Capital Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (5)(h) in post-effective amendment No. 63 via EDGAR on June 8, 1998, accession number 0001004402-98-000339).
	(4)	Investment Advisory Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (d)(4) in post-effective amendment No. 431 via EDGAR on October 28, 2013, accession number 0001435109-13-000478).
	(5)	Investment Advisory Agreement between Registrant and Lebenthal Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(5) in post-effective amendment No. 485 via EDGAR on July 22, 2015, accession number 0001435109-15-000620).
	(6)	Investment Advisory Agreement between Registrant and Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (d)(7) in post-effective amendment No. 357 via EDGAR on April 16, 2012, accession number 0001435109-12-000053).
	(7)	Investment Advisory Agreement between Registrant and Absolute Investment Advisers LLC (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).
	(8)	Sub-Advisory Agreements between Absolute Investment Advisers LLC and certain sub-advisers to Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(22) in post-effective amendment No. 171 via EDGAR on May 6, 2005, accession number 0001275125-05-000241).
	(9)	Amended and Restated Investment Advisory Agreement between Registrant and Merk Investments LLC (Exhibit incorporated by reference as filed as Exhibit (d)(11) in post-effective amendment No. 326 via EDGAR on July 29, 2011, accession number 0000315774-11-000203).
	(9)(A)	Amended Appendix to the Amended and Restated Investment Advisory Agreement between Registrant and Merk Investments LLC is filed (Exhibit incorporated by reference as filed as Exhibit (d)(9)(A) in post-effective amendment No. 536 via EDGAR on July 26, 2016, accession number 0001435109-16-001839).
	(10)	Investment Advisory Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(24) in post-effective amendment No. 193 via EDGAR on April 28, 2006, accession number 0001193125-06-093182).
	(11)	Sub-Advisory Agreement between Absolute Investment Advisers LLC and Mohican Financial Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(11) in post-effective amendment No. 461 via EDGAR on October 24, 2014, accession number 0001435109-14-000713).
	(12)	Sub-Advisory Agreement between Absolute Investment Advisers LLC and Kovitz Investment Group, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 203 via EDGAR on February 28, 2007, accession number 0001193125-07-042714).
	(12)(A)	Amended Appendix to the Sub-Advisory Agreement between Absolute Investment Advisers LLC and Kovitz Investment Group, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(12)(A) in post-effective amendment No. 516 via EDGAR on December 29, 2015, accession number 0001435109-15-001213).
	(13)	Sub-Advisory Agreement between Absolute Investment Advisers LLC and The Boston Company Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (d)(13) in post-effective amendment No. 473 via EDGAR on January 23, 2015, accession number 0001435109-15-000044).

(14)	Investment Advisory Agreement between Registrant and Spears Abacus Advisors LLC regarding The BeeHive Fund (Exhibit incorporated by reference as filed as Exhibit (d)(27) in post-effective amendment No. 239 via EDGAR on September 29, 2008, accession number 0001193125-08-203258).
(15)	Investment Advisory Agreement between Registrant and Absolute Investment Advisers LLC dated September 30, 2008 with respect to Absolute Credit Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (d)(15) in post-effective amendment No. 469 via EDGAR on December 23, 2014, accession number 0001435109-14-000890).
(16)	Sub-Advisory Agreement between Absolute Investment Advisers LLC and LakeWater Capital LLC (Exhibit incorporated by reference as filed as Exhibit (d)(16) in post-effective amendment No. 461 via EDGAR on October 24, 2014, accession number 0001435109-14-000713).
(17)	Sub-Advisory Agreement between Absolute Investment Advisers LLC and Madden Asset Management LLC dated August 1, 2012 (Exhibit incorporated by reference as filed as Exhibit (d)(20) in post-effective amendment No. 380 via EDGAR on October 19, 2012, accession number 0001435109-12-000238).
(18)	Investment Advisory Agreement between Registrant and Carne Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(21) in post-effective amendment No. 365 via EDGAR on May 29, 2012, accession number 0001435109-12-000085).
(19)	Investment Advisory Agreement between Registrant and Merk Investments LLC, regarding Merk Currency Enhanced U.S. Equity Fund (Exhibit incorporated by reference as filed as Exhibit (d)(24) in post-effective amendment No. 336 via EDGAR on September 9, 2011, accession number 0000315774-11-000272).
(20)	Subadvisory Agreement between Absolute Investment Advisers LLC and MetWest Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(23) in post-effective amendment No. 399 via EDGAR on March 25, 2013, accession number 0001435109-13-000109).
(21)	Investment Advisory Agreement between Registrant and MAI Capital Management, LLC (f/k/a MAI Wealth Advisors, LLC) (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No 292 via EDGAR on August 31, 2010, accession number 0000315774-10-000277).
(22)	Subadvisory Agreement between Absolute Investment Advisers LLC and Longhorn Capital Partners, L.P. regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(29) in post-effective amendment No. 303 via EDGAR on February 25, 2011, accession number 0000315774-11-000023).
(23)	Subadvisory Agreement between Absolute Investment Advisers LLC and St. James Investment Company, LLC regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(29) in post-effective amendment No. 303 via EDGAR on February 25, 2011, accession number 0000315774-11-000023).
(23)(A)	Amended Appendix to the Sub-Advisory Agreement between Absolute Investment Advisers LLC and St. James Investment Company, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(23)(A) in post-effective amendment No. 516 via EDGAR on December 29, 2015, accession number 0001435109-15-001213).
(24)	Subadvisory Agreement between Absolute Investment Advisers LLC and Yacktman Asset Management Co. dated June 29, 2012, regarding Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 371 via EDGAR on July 27, 2012, accession number 0001435109-12-000138).
(25)	Subadvisory Agreement between Absolute Investment Advisers LLC and Sabal Capital Management, LLC dated August 1, 2012 (Exhibit incorporated by reference as filed as Exhibit (d)(29) in post-effective amendment No. 380 via EDGAR on October 19, 2012, accession number 0001435109-12-000238).
(26)	Investment Advisory Agreement between Registrant and Lee Munder Capital Group, LLC dated April 1, 2013 (Exhibit incorporated by reference as filed as Exhibit (d)(30) in post-effective amendment No. 400 via EDGAR on March 28, 2013, accession number 0001435109-13-000114).
(26)(A)	Amended Appendix to Advisory Agreement between Registrant and LMCG Investments, LLC (f/k/a Lee Munder Capital Group, LLC) (Exhibit incorporated by reference as filed as Exhibit (d)(26)(A) in post-effective amendment No. 524 via EDGAR on March 28, 2016, accession number 0001435109-16-001484).
(27)	Investment Advisory Agreement between Registrant and Monongahela Capital (Exhibit incorporated by reference as filed as Exhibit (d)(30) in post-effective amendment No. 410 via EDGAR on May 15, 2013, accession number 0001435109-13-000231).

	(28)	Subadvisory Agreement between Absolute Investment Advisers LLC and Harvest Capital Strategies LLC (Exhibit incorporated by reference as filed as Exhibit (d)(28) in post-effective amendment No. 461 via EDGAR on October 24, 2014, accession number 0001435109-14-000713).
	(29)	Investment Advisory Agreement between Registrant and Steinberg Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(32) in post-effective amendment No. 427 via EDGAR on September 30, 2013, accession number 0001435109-13-000440).
	(30)	Investment Advisory Agreement between Registrant and Exceed Advisory LLC (Exhibit incorporated by reference as filed as Exhibit (d)(30) in post-effective amendment No. 470 via EDGAR on December 24, 2014, accession number 0001435109-14-000901).
	(31)	Subadvisory Agreement between Exceed Advisory LLC and First Principles Capital Management LLC (Exhibit incorporated by reference as filed as Exhibit (d)(31) in post-effective amendment No. 447 via EDGAR on April 24, 2015, accession number 0001435109-15-000323).
	(32)	Investment Advisory Agreement between Registrant and Absolute Investment Advisers LLC dated June 12, 2015 with respect to Absolute Capital Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (d)(32) in post-effective amendment No. 516 via EDGAR on December 29, 2015, accession number 0001435109-15-001213).
	(33)	Sub-Advisory Agreement between Absolute Investment Advisers LLC and Kovitz Investment Group Partners, LLC (Exhibit incorporated by reference as filed as Exhibit (d)(33) in post-effective amendment No. 527 via EDGAR on April 21, 2016, accession number 0001435109-16-001551).
	(34)	Interim Investment Advisory Agreement between Registrant and Adalta Capital Management LLC is filed herewith.
(e)	(1)	Form of Selected Dealer Agreement between Foreside Fund Services, LLC and securities brokers (Exhibit incorporated by reference as filed as Exhibit (e)(1) in post-effective amendment No. 243 via EDGAR on October 28, 2008, accession number 0001193125-08-218056).
	(2)	Distribution Agreement between Registrant and Foreside Fund Services, LLC dated March 31, 2009 (Exhibit incorporated by reference as filed as Exhibit (e)(2) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).
	(2)(A)	Amended Appendix to Distribution Agreement between Registrant and Foreside Fund Services, LLC dated March 31, 2009 is filed herewith.
(f)		None.
(g)	(1)	Global Custodial Services Agreement between Forum Funds and Citibank, N.A. (Exhibit incorporated by reference as filed as Exhibit (g)(4) in post-effective amendment No. 176 via EDGAR on July 29, 2005, accession number 0001275125-05-000362).
	(1)(A)	Amended Schedule A to the Global Custodial Services Agreement between Forum Funds and Citibank, N.A. (Exhibit incorporated by reference as filed as Exhibit (g)(1)(A) in post-effective amendment No. 469 via EDGAR on December 23, 2014, accession number 0001435109-14-000890).
	(2)	Custodian Agreement between Registrant and Union Bank, N.A., dated July 31, 2009 (Exhibit incorporated by reference as filed as Exhibit (g)(3) in post-effective amendment No. 256 via EDGAR on August 28, 2009, accession number 0000315774-09-000086).
	(2)(A)	Amended Appendix A to the Custodian Agreement between Registrant and Union Bank, N.A. is filed herewith.
	(3)	Custodian Agreement between Registrant and State Street Bank and Trust Company (Exhibit incorporated by reference as filed as Exhibit (g)(3) in post-effective amendment No. 516 via EDGAR on December 29, 2015, accession number 0001435109-15-001213).
(h)	(1)	Services Agreement between Registrant and Atlantic Fund Administration, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(1) in post-effective amendment No. 469 via EDGAR on December 23, 2014, accession number 0001435109-14-000890).
	(1)(A)	Amended Attachment to the Services Agreement between Registrant and Atlantic Fund Administration, LLC is filed herewith.
	(2)	Sub-Administration Agreement between Registrant and State Street Bank and Trust Company (Exhibit incorporated by reference as filed as Exhibit (h)(2) in post-effective amendment No. 516 via EDGAR on December 29, 2015, accession number 0001435109-15-001213).
	(3)	Shareholder Service Plan of Registrant dated March 18, 1998 and amended February 12, 2009 and Form of Shareholder Service Agreement relating to Polaris Global Value Fund (Exhibit incorporated by reference as filed Exhibit (h)(2) in post-effective amendment No. 247 via Edgar on February 17, 2009, accession number 0001193125-09-031402).

(4)	Shareholder Service Plan of Registrant dated November 24, 2003 and amended February 12, 2009 relating to Adams Harkness Small Cap Growth Fund (Exhibit incorporated by reference as filed as Exhibit (h)(3) in post-effective amendment No. 247 via Edgar on February 17, 2009, accession number 0001193125-09-031402).
(5)	Expense Limitation Agreement between Registrant and D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (h)(4) in post-effective amendment No. 461 via EDGAR on October 24, 2014, accession number 0001435109-14-000713).
(6)	Expense Limitation Agreement between Registrant and Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (h)(5) in post-effective amendment No. 503 via EDGAR on October 22, 2015, accession number 0001435109-15-000958).
(7)	Expense Limitation Agreement between Registrant and Beck, Mack & Oliver LLC is filed herewith.
(8)	Expense Limitation Agreement between Registrant and Spears Abacus Advisors LLC (Exhibit incorporated by reference as filed as Exhibit (h)(8) in post-effective amendment No. 527 via EDGAR on April 21, 2016, accession number 0001435109-16-001551).
(9)	Expense Limitation Agreement between Registrant and Absolute Investment Advisers LLC regarding the Absolute Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (h)(10) in post-effective amendment No. 368 via EDGAR on July 23, 2012, accession number 0001435109-12-000129).
(10)	Expense Limitation Agreement between Registrant and Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(9) in post-effective amendment No. 504 via EDGAR on October 23, 2015, accession number 0001435109-15-000961).
(11)	Expense Limitation Agreements between Registrant and Carne Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(10) in post-effective amendment No. 473 via EDGAR on January 23, 2015, accession number 0001435109-15-000044).
(12)	Operating Services Agreement between Registrant and Merk Investments LLC regarding Merk Currency Enhanced U.S. Equity Fund (Exhibit incorporated by reference as filed as Exhibit (h)(16) in post-effective amendment No. 336 via EDGAR on September 9, 2011, accession number 0000315774-11-000272).
(13)	Expense Limitation Agreement between Registrant and MAI Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(13) in post-effective amendment No. 519 via EDGAR on January 15, 2015, accession number 0001435109-16-001265).
(14)	Expense Limitation Agreement between Registrant and LMCG Investments, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(14) in post-effective amendment No. 535 via EDGAR on July 25, 2016, accession number 0001435109-16-001824).
(15)	Expense Limitation Agreement between Registrant and Monongahela Capital Management LLC (Exhibit incorporated by reference as filed as Exhibit (h)(17) in post-effective amendment No. 400 via EDGAR on March 28, 2013, accession number 0001435109-13-000114).
(16)	Expense Limitation Agreement between Registrant and Absolute Investment Advisers LLC regarding the Absolute Strategies Fund (Exhibit incorporated by reference as filed as Exhibit (h)(18) in post-effective amendment No. 422 via EDGAR on August 15, 2013, accession number 0001435109-13-000375).
(17)	Expense Limitation Agreement between Registrant and Steinberg Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(17) in post-effective amendment No. 521 via EDGAR on January 21, 2016, accession number 0001435109-16-001270).
(18)	Expense Limitation Agreement between Registrant and Absolute Investment Advisers LLC regarding Absolute Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (h)(17) in post-effective amendment No. 458 via EDGAR on August 27, 2014, accession number 0001435109-14-000610).
(19)	Expense Limitation Agreement between Registrant and Polaris Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(19) in post-effective amendment No. 529 via EDGAR on April 26, 2016, accession number 0001435109-16-001565).
(20)	Expense Limitation Agreement between Registrant and Exceed Advisory LLC (Exhibit incorporated by reference as filed as Exhibit (h)(19) in post-effective amendment No. 470 via EDGAR on December 24, 2014, accession number 0001435109-14-000901).
(21)	Expense Limitation Agreement between Registrant and Lebenthal Lisanti Capital Growth, LLC (Exhibit incorporated by reference as filed as Exhibit (h)(21) in post-effective amendment No. 529 via EDGAR on April 26, 2016, accession number 0001435109-16-001565).

	(22)	Expense Limitation Agreement between Registrant and Absolute Investment Advisers LLC regarding Absolute Capital Opportunities Fund (Exhibit incorporated by reference as filed as Exhibit (h)(22) in post-effective amendment No. 516 via EDGAR on December 29, 2015, accession number 0001435109-15-001213).
	(23)	Expense Limitation Agreement between Registrant and Adalta Capital Management LLC is filed herewith.
(i)		Opinion and consent of K&L Gates LLP is filed herewith.
(j)		Consent of BBD LLP is filed herewith.
(k)		None
	(1)	None
(l)		Investment Representation letter of Reich & Tang, Inc. as original purchaser of shares of Registrant (Exhibit incorporated by reference as filed as Exhibit (13) in post-effective amendment No. 62 via EDGAR on May 26, 1998, accession number 0001004402-98-000307).
(m)	(1)	Amended and Restated Rule 12b-1 Plan dated December 12, 2012 adopted by Registrant for Absolute Strategies Fund, Auxier Focus Fund, Carne Hedged Equity Fund, Dividend Plus+ Income Fund, Exceed Structured Enhanced Index Strategy Fund, Exceed Structured Hedged Index Strategy Fund, Exceed Structured Shield Index Strategy Fund, Golden Large Cap Core Fund, Golden Small Cap Core Fund, LMCG Global Market Neutral Fund, LMCG Global MultiCap Fund, Merk Absolute Return Currency Fund, Merk Asian Currency Fund, Merk Currency Enhanced U.S. Equity Fund, Merk Hard Currency Fund, The BeeHive Fund and Steinberg Select Fund (Exhibit incorporated by reference as filed as Exhibit (m) in post-effective amendment No. 470 via EDGAR on December 24, 2014, accession number 0001435109-14-000901).
	(1)(A)	Amended Appendix to the Rule 12b-1 Plan adopted by Registrant for Absolute Strategies Fund, Auxier Focus Fund, Exceed Defined Enhancement Index Fund, Exceed Defined Hedged Index Fund, Exceed Defined Shield Index Fund, Golden Large Cap Core Fund, Golden Small Cap Core Fund, LMCG Global Market Neutral Fund, LMCG Global MultiCap Fund, LMCG International Small Cap Fund, MAI Managed Volatility Fund, Merk Absolute Return Currency Fund, Merk Hard Currency Fund, The BeeHive Fund and Steinberg Select Fund (Exhibit incorporated by reference as filed as Exhibit (m)(1)(A) in post-effective amendment No. 524 via EDGAR on March 28, 2016, accession number 0001435109-16-001484).
(n)		Amended and restated Rule 18f-3 Plan dated June 14, 2013 adopted by Registrant for Absolute Strategies Fund, Auxier Focus Fund, Carne Hedged Equity Fund, Dividend Plus+ Income Fund, Exceed Structured Enhanced Index Strategy Fund, Exceed Structured Hedged Index Strategy Fund, Exceed Structured Shield Index Strategy Fund, Golden Large Cap Core Fund, Golden Small Cap Core Fund, LMCG Global Market Neutral Fund, LMCG Global MultiCap Fund, Merk Absolute Return Currency Fund, Merk Asian Currency Fund, Merk Currency Enhanced U.S. Equity Fund, Merk Hard Currency Fund and Steinberg Select (Exhibit incorporated by reference as filed as Exhibit (n) in post-effective amendment No. 470 via EDGAR on December 24, 2014, accession number 0001435109-14-000901).
(p)	(1)	Code of Ethics adopted by Registrant as amended (Exhibit incorporated by reference as filed as Exhibit (p)(1) in post-effective amendment No. 435 via EDGAR on December 23, 2013, accession number 0001435109-13-000568).
	(2)	Code of Ethics adopted by H.M. Payson & Co. (Exhibit incorporated by reference as filed as Exhibit (p)(2) in post-effective amendment No. 534 via EDGAR on July 20, 2016, accession number 0001435109-16-001800).
	(3)	Code of Ethics adopted by Beck, Mack & Oliver (Exhibit incorporated by reference as filed as Exhibit (p)(4) in post-effective amendment No. 249 via EDGAR on April 30, 2009, accession number 0000315774-09-000007).
	(4)	Code of Ethics adopted by Polaris Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(4) in post-effective amendment No. 447 via EDGAR on July 22, 2014, accession number 0001435109-14-000467).
	(5)	Code of Ethics adopted by D.F. Dent and Company, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(5) in post-effective amendment No. 447 via EDGAR on July 22, 2014, accession number 0001435109-14-000467).
	(6)	Code of Ethics adopted by AH Lisanti Capital Growth (Exhibit incorporated by reference as filed as Exhibit (p)(7) in post-effective amendment No. 319 via EDGAR on June 28, 2011, accession number 0000315774-11-000168).

(7)	Code of Ethics adopted by Auxier Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(7) in post-effective amendment No. 435 via EDGAR on December 23, 2013, accession number 0001435109-13-000568).
(8)	Code of Ethics adopted by Absolute Investment Advisers LLC (Exhibit incorporated by reference as filed as Exhibit (p)(8) in post-effective amendment No. 439 via EDGAR on April 23, 2014, accession number 0001435109-14-000264).
(9)	Code of Ethics adopted by Longhorn Capital Partners, L.P. (Exhibit incorporated by reference as filed as Exhibit (p)(9) in post-effective amendment No. 439 via EDGAR on April 23, 2014, accession number 0001435109-14-000264).
(10)	Code of Ethics adopted by St. James Investment Company, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(10) in post-effective amendment No. 469 via EDGAR on December 23, 2014, accession number 0001435109-14-000890).
(11)	Code of Ethics adopted by Horizon Asset Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(11) in post-effective amendment No. 439 via EDGAR on April 23, 2014, accession number 0001435109-14-000264).
(12)	Code of Ethics adopted by MetWest Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(13) in post-effective amendment No. 435 via EDGAR on December 23, 2013, accession number 0001435109-13-000568).
(13)	Code of Ethics adopted by SSI Investment Management, Inc. (Exhibit incorporated by reference as filed as Exhibit (p)(34) in post-effective amendment No. 169 via EDGAR on April 28, 2005, accession number 0001275125-05-000215).
(14)	Code of Ethics adopted by Yacktman Asset Management Co. (Exhibit incorporated by reference as filed as Exhibit (p)(14) in post-effective amendment No. 469 via EDGAR on December 23, 2014, accession number 0001435109-14-000890).
(15)	Code of Ethics adopted by Merk Investments LLC (Exhibit incorporated by reference as filed as Exhibit (p)(18) in post-effective amendment No. 399 via EDGAR on March 25, 2013, accession number 0001435109-13-000109).
(16)	Code of Ethics adopted by Golden Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(16) in post-effective amendment No. 447 via EDGAR on July 22, 2014, accession number 0001435109-14-000467).
(17)	Code of Ethics adopted by Foreside Fund Services (Exhibit incorporated by reference as filed as Exhibit (p)(26) in post-effective amendment No. 253 via EDGAR on July 29, 2009, accession number 0000315774-09-000063).
(18)	Code of Ethics adopted by Mohican Financial Management (Exhibit incorporated by reference as filed as Exhibit (p)(21) in post-effective amendment No. 399 via EDGAR on March 25, 2013, accession number 0001435109-13-000109).
(19)	Code of Ethics adopted by Kovitz Financial Group, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(19) in post-effective amendment No. 503 via EDGAR on October 22, 2015, accession number 0001435109-15-000958).
(20)	Code of Ethics adopted by The Boston Company Asset Management LLC (Exhibit incorporated by reference as filed as Exhibit (p)(20) in post-effective amendment No. 469 via EDGAR on December 23, 2014, accession number 0001435109-14-000890).
(21)	Code of Ethics adopted by Spears Abacus Advisors LLC (Exhibit incorporated by reference as filed as Exhibit (p)(24) in post-effective amendment No.345 via EDGAR on December 29, 2011, accession number 0001435109-11-000041).
(22)	Code of Ethics adopted by Madden Asset Management (Exhibit incorporated by reference as filed as Exhibit (p)(22) in post-effective amendment No. 469 via EDGAR on December 23, 2014, accession number 0001435109-14-000890).
(23)	Code of Ethics adopted by Carne Capital, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(29) in post-effective amendment No. 399 via EDGAR on March 25, 2013, accession number 0001435109-13-000109).
(24)	Code of Ethics adopted by MAI Capital Management, LLC (f/k/a MAI Wealth Advisors, LLC) (Exhibit incorporated by reference as filed as Exhibit (p)(24) in post-effective amendment No. 279 via EDGAR on April 28, 2015, 0001435109-15-000335)
(25)	Code of Ethics adopted by Sabal Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(29) in post-effective amendment No. 435 via EDGAR on December 23, 2013, accession number 0001435109-13-000568).

(26)	Code of Ethics adopted by LMCG Investments, LLC (f/k/a Lee Munder Capital Group, LLC) (Exhibit incorporated by reference as filed as Exhibit (p)(33) in post-effective amendment No. 400 via EDGAR on March 28, 2013, accession number 0001435109-13-000114).
(27)	Code of Ethics adopted by Monongahela Capital Management (Exhibit incorporated by reference as filed as Exhibit (p)(33) in post-effective amendment No. 410 via EDGAR on May 15, 2013, accession number 0001435109-13-000231).
(28)	Code of Ethics adopted by Harvest Capital Strategies LLC (Exhibit incorporated by reference as filed as Exhibit (p)(33) in post-effective amendment No. 422 via EDGAR on August 15, 2013, accession number 0001435109-13-000375).
(29)	Code of Ethics adopted by Steinberg Asset Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(34) in post-effective amendment No. 427 via EDGAR on September 30, 2013, accession number 0001435109-13-000440).
(30)	Code of Ethics adopted by LakeWater Capital LLC (Exhibit incorporated by reference as filed as Exhibit (p)(30) in post-effective amendment No. 279 via EDGAR on April 28, 2015, 0001435109-15-000335)
(31)	Code of Ethics adopted by Exceed Advisory LLC (Exhibit incorporated by reference as filed as Exhibit (p)(31) in post-effective amendment No. 503 via EDGAR on October 22, 2015, accession number 0001435109-15-000958).
(32)	Code of Ethics adopted by First Principles Capital Management, LLC (Exhibit incorporated by reference as filed as Exhibit (p)(32) in post-effective amendment No. 473 via EDGAR on January 23, 2015 accession number 0001435109-15-000044).

Other Exhibits:

(A)	Powers of Attorney for John Y. Keffer, James C. Cheng, Costas Azariadis, David Tucker and J. Michael Parish, Trustees of Registrant (Exhibit incorporated by reference as filed as Exhibit (d)(31) in post-effective amendment No. 447 via EDGAR on April 24, 2015, accession number 0001435109-15-000323).

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

ITEM 30.	INDEMNIFICATION

In accordance with Section 3803 of the Delaware Business Trust Act, Section 10.02 of Registrant's Trust Instrument provides as follows:

"10.02. INDEMNIFICATION

(a)  Subject to the exceptions and limitations contained in Section (b) below:

(i) Every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof);

(ii) The words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) Who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office or (B) not to have acted in good faith in the reasonable belief that Covered Person's action was in the best interest of the Trust; or

(ii) In the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's or officer's office,

(A) By the court or other body approving the settlement;

(B) By at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry);

(C) By written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Holder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 5.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 5.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 5.2.

(e) Conditional advancing of indemnification monies under this Section 5.2 for actions based upon the 1940 Act may be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount which it is ultimately determined that he is entitled to receive from the Trust by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Trust without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Trust's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

(f) In case any Holder or former Holder of any Series shall be held to be personally liable solely by reason of the Holder or former Holder being or having been a Holder of that Series and not because of the Holder or former Holder acts or omissions or for some other reason, the Holder or former Holder (or the Holder or former Holder's heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Holder, assume the defense of any claim made against the Holder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series."

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Exceed Advisory LLC, Carne Capital, LLC, Lee Munder Capital Group, LLC, Monongahela Capital Management, Inc. and Steinberg Asset Management, LLC includes language similar to the following:

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund's shareholders in the absence of bad faith, willful misfeasance or negligence in the performance of the Adviser's duties or obligations under this Agreement or by reason of the Adviser's reckless disregard of its duties and obligations under this Agreement.

 (b) Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing services, administrator, fund accountant, custodian or transfer agent to the Trust, unless such errors arise from the Adviser's providing false or misleading information to other service providers. The Adviser shall not be liable to the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

 (c) The Adviser agrees to indemnify and hold harmless the Trust, each Fund and their respective employees, agents, trustees and officers against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character arising out of or in any way related to (i) any breach of the Adviser's obligations under this Agreement, (ii) any acts or failures to act of Adviser for which the Adviser would be liable under Section 5(a), (iii) any breach of a representation or warranty of the Adviser set forth in this Agreement and (iv) claims or demands by any employee, agent, trustee, member or manager of the Adviser in their capacity as such. The Trust is hereby authorized to deduct any amounts payable in respect of the Adviser's indemnification obligations hereunder from any fees payable to the Adviser pursuant to Section 4(a).

 (d) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, but not limited to, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Lebenthal Lisanti Capital Growth, LLC, Beck, Mack & Oliver LLC, DF Dent & Company, Inc., Golden Capital Management, LLC, Merk Investments LLC, Polaris Capital Management, LLC and Spears Abacus Advisers LLC includes language similar to the following:

 (a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for mistake of judgment or mistake of law or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the Trust's security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties hereunder, or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

 (b) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Absolute Investment Advisers LLC and MAI Capital Management, LLC (f/k/a MAI Wealth Advisors, LLC). includes language similar to the following:

(a) The Trust shall expect of the Adviser, and the Adviser will give the Trust the benefit of, the Adviser's best judgment and efforts in rendering its services to the Trust. The Adviser shall not be liable hereunder for any mistake of judgment or mistake of law for any loss arising out of any investment or for any act or omission taken or in any event whatsoever with respect to the Trust, the Fund or any of the Fund's shareholders in the absence of bad faith, willful misfeasance or gross negligence in the performance of the Adviser's duties or obligations and under this Agreement.

 (b) Adviser shall not be liable for the errors of other service providers to the Trust, including the errors of pricing, services, administrator, fund accountant, custodian or transfer agent to the Trust. The Adviser shall not be liable to the Trust for any action take or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to the Fund made to the Adviser by a duly authorized officer of the Trust; (ii) the advice of counsel to the Trust; and (iii) any written instruction or certified copy of any resolution of the Board or any agent of the Board.

 (c) The Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser's employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

With respect to indemnification of an adviser to the Trust, the Investment Advisory Agreement between the Trust and Auxier Asset Management, LLC and H.M. Payson & Co. includes language similar to the following:

The Adviser may rely on information reasonably believed by the Adviser to be accurate and reliable. Except as may otherwise be required by the 1940 Act or the rules thereunder, neither the Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of the Adviser's duties under this Agreement, or by reason of reckless disregard by any of such persons of the Adviser's obligations and duties under this Agreement.

With respect to indemnification of the underwriter of the Trust, Section 8 of the Distribution Agreement provides:

(a) The Trust will indemnify, defend and hold the Distributor, its employees, agents, directors and officers and any person who controls the Distributor within the meaning of section 15 of the Securities Act or section 20 of the 1934 Act ("Distributor Indemnitees") free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith) which any Distributor Indemnitee may incur, under the Securities Act, or under common law or otherwise, arising out of or based upon (i) the bad faith, willful misfeasance or gross negligence of the Trust in connection with the subject matter of this Agreement; (ii) any material breach by the Trust of its representations an warranties under this Agreement; (iii) any alleged untrue statement of a material fact contained in the Registration Statement or the Prospectuses or arising out of or based upon any alleged omission to state a material fact required to be stated in any one thereof or necessary to make the statements in any one thereof not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished in writing to the Trust in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of the Distributor ("Distributor Claims").

After receipt of the Distributor's notice of termination under Section 13(e), the Trust shall indemnify and hold each Distributor Indemnitee free and harmless from and against any Distributor Claim; provided, that the term Distributor Claim for purposes of this sentence shall mean any Distributor Claim related to the matters for which the Distributor has requested amendment to the Registration Statement and for which the Trust has not filed a Required Amendment, regardless of with respect to such matters whether any statement in or omission from the Registration Statement was made in reliance upon, or in conformity with, information furnished to the Trust by or on behalf of the Distributor.

(b) The Trust may assume the defense of any suit brought to enforce any Distributor Claim and may retain counsel of good standing chosen by the Trust and approved by the Distributor, which approval shall not be withheld unreasonably. The Trust shall advise the Distributor that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Trust assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Trust does not assume the defense of any such suit, or if Distributor does not approve of counsel chosen by the Trust or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Trust, the Trust will reimburse any Distributor Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Distributor Indemnitee shall not settle or confess any claim without the prior written consent of the Trust, which consent shall not be unreasonably withheld or delayed.

(c) The Distributor will indemnify, defend and hold the Trust and its several officers and trustees (collectively, the "Trust Indemnitees"), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon:

(i) any alleged untrue statement of a material fact contained in the Registration Statement or Prospectus or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust in writing in connection with the preparation of the Registration Statement or Prospectus by or on behalf of the Distributor; or

(ii) any act of, or omission by, the Distributor or its sales representatives that does not conform to the standard of care set forth in Section 7 of this Agreement ("Trust Claims").

(d) The Distributor may assume the defense of any suit brought to enforce any Trust Claim and may retain counsel of good standing chosen by the Distributor and approved by the Trust, which approval shall not be withheld unreasonably. The Distributor shall advise the Trust that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Distributor assumes the defense of any such suit and retains counsel, the defendants shall bear the fees and expenses of any additional counsel that they retain. If the Distributor does not assume the defense of any such suit, or if the Trust does not approve of counsel chosen by the Distributor or has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Distributor, the Distributor will reimburse any Trust Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that person retains. A Trust Indemnitee shall not settle or confess any claim without the prior written consent of the Distributor, which consent shall not be unreasonably withheld or delayed.

(e) The Trust's and the Distributor's obligations to provide indemnification under this Section is conditioned upon the Trust or the Distributor receiving notice of any action brought against a Distributor Indemnitee or Trust Indemnitee, respectively, by the person against whom such action is brought within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the person or persons against whom the action is brought. The failure to provide such notice shall not relieve the party entitled to such notice of any liability that it may have to any Distributor Indemnitee or Trust Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(f) The provisions of this Section and the parties' representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Distributor Indemnitee or Trust Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by the Distributor. The indemnification provisions of this Section will inure exclusively to the benefit of each person that may be a Distributor Indemnitee or Trust Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

(g) Each party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

(h) Nothing contained herein shall require the Trust to take any action contrary to any provision of its Organic Documents or any applicable statute or regulation or shall require the Distributor to take any action contrary to any provision of its Articles of Incorporation or Bylaws or any applicable statute or regulation; provided, however, that neither the Trust nor the Distributor may amend their Organic Documents or Articles of Incorporation and Bylaws, respectively, in any manner that would result in a violation of a representation or warranty made in this Agreement.

(i) Nothing contained in this section shall be construed to protect the Distributor against any liability to the Trust or its security holders to which the Distributor would otherwise be subject by reason of its failure to satisfy the standard of care set forth in Section 7 of this Agreement."

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a)	Lebenthal Lisanti Capital Growth, LLC (f/k/a AH Lisanti Capital Growth, LLC)

With respect to Lebenthal Lisanti Capital Growth, LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-62639). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(b)	Auxier Asset Management LLC

With respect to Auxier Asset Management LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-55757). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(c)	Beck, Mack & Oliver LLC

With respect to Beck, Mack & Oliver LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-482). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(d)	D.F. Dent and Company, Inc.

With respect to D.F. Dent and Company, Inc., the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-11364). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(e)	H.M. Payson & Co.

With respect to H.M. Payson & Co., the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-3901). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(f)	LMCG Investments, LLC (f/k/a Lee Munder Capital Group, LLC)

With respect to LMCG Investments, LLC (f/k/a Lee Munder Capital Group, LLC), the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-70357). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(g)	MAI Capital Management, LLC (f/k/a MAI Wealth Advisors, LLC)

With respect to MAI Capital Management, LLC (f/k/a MAI Wealth Advisors, LLC), the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-58104). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(h)	Merk Investments LLC

With respect to Merk Investments LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-60616). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(i)	Polaris Capital Management, LLC

With respect to Polaris Capital Management, LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-43216). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(j)	Rodgers Brothers, Inc. d/b/a/ Monongahela Capital Management

With respect to Monongahela Capital Management, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-61034). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(k)	Spears Abacus Advisors LLC

With respect to Spears Abacus Advisors LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-67401). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(l)	Steinberg Asset Management, LLC

With respect to Steinberg Asset Management, LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-60898). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(m)	Absolute Investment Advisers LLC

With respect to Absolute Investment Advisers LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-63488). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(n)	Harvest Capital Strategies LLC

With respect to Harvest Capital Strategies LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-66003). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(o)	Kovitz Investment Group Partners, LLC

With respect to Kovitz Investment Group, LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-62239). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(p)	LakeWater Capital LLC

With respect to LakeWater Capital LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-78938). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(q)	Longhorn Capital Partners, L.P.

With respect to Longhorn Capital Partners, L.P., the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-66480). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(r)	Mohican Financial Management, LLC

With respect to Mohican Financial Management, LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-66181). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(s)	Sabal Capital Management, LLC

With respect to Sabal Capital Management, LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-76818). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(t)	St. James Investment Company, LLC

With respect to St. James Investment Company, LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-61779). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(u)	The Boston Company Asset Management LLC

With respect to The Boston Company Asset Management LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-6829). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(v)	Yacktman Asset Management LP

With respect to Yacktman Asset Management LP, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-76744). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(w)	Exceed Advisory LLC

With respect to Exceed Advisory LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-79958). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(x)	First Principles Capital Management, LLC

With respect to First Principles Capital Management, LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-64744). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

(y)	Adalta Capital Management LLC

With respect to First Principles Capital Management, LLC, the response to this Item will be incorporated by reference to the Advisor's Uniform Application for Investment Adviser Registration (Form ADV) on file with the SEC (File No. 801-107823). The Advisor's Form ADV may be obtained, free of charge, at the SEC's website at www.adviserinfo.sec.gov.

Item 32(a)	Foreside Fund Services, LLC (the "Distributor") serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	ABS Long/Short Strategies Fund	38.	Little Harbor Multistrategy Composite Fund
2.	Absolute Shares Trust	39.	Lyons Funds
3.	AdvisorShares Trust	40.	Manor Investment Funds
4.	American Beacon Funds	41.	Miller/Howard Funds Trust
5.	American Beacon Select Funds	42.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
6.	Archstone Alternative Solutions Fund	43.	Montage Managers Trust
7.	Ark ETF Trust	44.	Palmer Square Opportunistic Income Fund
8.	Avenue Mutual Funds Trust	45.	PENN Capital Funds Trust
9.	BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios	46.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
10.	BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios	47.	Pine Grove Alternative Fund
11.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust	48.	Pine Grove Alternative Institutional Fund
12.	Bridgeway Funds, Inc.	49.	Plan Investment Fund, Inc.
13.	Burnham Investors Trust	50.	PMC Funds, Series of Trust for Professional Managers
14.	Calamos ETF Trust	51.	Quaker Investment Trust
15.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust	52.	Ramius Archview Credit and Distressed Feeder Fund
16.	Center Coast MLP & Infrastructure Fund (closed-end non-interval, exchange listed fund).	53.	Ramius Archview Credit and Distressed Fund
17.	Context Capital Funds	54.	Recon Capital Series Trust
18.	CornerCap Group of Funds	55.	Renaissance Capital Greenwich Funds
19.	Corsair Opportunity Fund	56.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
20.	Direxion Shares ETF Trust	57.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
21.	Eaton Vance NextShares Trust	58.	Salient MF Trust
22.	Eaton Vance NextShares Trust II	59.	SharesPost 100 Fund
23.	Evanston Alternative Opportunities Fund	60.	Sound Shore Fund, Inc.
24.	Exchange Listed Funds Trust	61.	Steben Alternative Investment Funds
25.	FEG Absolute Access Fund I LLC	62.	Steben Select Multi-Strategy Fund
26.	FlexShares Trust	63.	Strategy Shares
27.	Forum Funds	64.	The 504 Fund
28.	Forum Funds II	65.	The Community Development Fund
29.	FQF Trust	66.	The Roxbury Funds
30.	FSI Low Beta Absolute Return Fund	67.	TIFF Investment Program

31.	Henderson Global Funds	68.	TrimTabs ETF Trust
32.	Horizon Spin-off and Corporate Restructuring Fund, Series of Investment Managers Series Trust (f/k/a Liberty Street Horizon Fund)	69.	Turner Funds
33.	Horizons ETF Trust	70.	U.S. Global Investors Funds
34.	Infinity Core Alternative Fund	71.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
35.	Ironwood Institutional Multi-Strategy Fund LLC	72.	Wintergreen Fund, Inc.
36.	Ironwood Multi-Strategy Fund LLC	73.	WisdomTree Trust
37.	John Hancock Exchange-Traded Fund Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant's underwriter. The Distributor's main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.
Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Item 32(c)	Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101. The records required to be maintained under Rule 31a-1(b)(1) with respect to journals of receipts and deliveries of securities and receipts and disbursements of cash are maintained at the offices of the Registrant's custodian, as listed under "Custodian" in Part B to this Registration Statement. The records required to be maintained under Rule 31a-1(b)(5), (6) and (9) are maintained at the offices of the Registrant's adviser or subadviser, as listed in Item 31 hereof.

ITEM 34.	MANAGEMENT SERVICES

Not Applicable.

ITEM 35.	UNDERTAKINGS

None.

SIGNATURES

Pursuant to the requirement of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has met all of the requirements for effectiveness of this registration statement under Rule 485(b) of the Securities Act of 1933 and that it has duly caused this amendment to its registration statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland, and State of Maine on July 27, 2016.

Forum Funds

/s/ Jessica Chase
Jessica Chase, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on July 27, 2016.

(a)	Principal Executive Officer

/s/ Jessica Chase
Jessica Chase
Principal Executive Officer

(b)	Principal Financial Officer

/s/ Karen Shaw
Karen Shaw
Principal Financial Officer

(c)	A majority of the Trustees

John Y. Keffer, Trustee*
James C. Cheng, Trustee*
J. Michael Parish, Trustee*
Costas Azariadis, Trustee*
David Tucker, Trustee*

By:	/s/ Zachary Tackett
Zachary Tackett
As Attorney-in-fact

* Pursuant to powers of attorney previously filed.

EXHIBIT LIST

EXHIBITS

(a)	Trust Instrument of Registrant as amended and restated on June 9, 2016 is filed herewith.
(b)	By-Laws of Registrant as amended is filed herewith.
(d)(2)(A)	Amended Appendix to the Investment Advisory Agreement between Registrant and Beck, Mack & Oliver LLC dated April 10, 2009 is filed herewith.
(d)(34)	Interim Investment Advisory Agreement between Registrant and Adalta Capital Management LLC is filed herewith.
(e)(2)(A)	Amended Appendix to Distribution Agreement between Registrant and Foreside Fund Services, LLC dated March 31, 2009 is filed herewith.
(g)(2)(A)	Amended Appendix A to the Custodian Agreement between Registrant and Union Bank, N.A. is filed herewith.
(h)(1)(A)	Amended Attachment to the Services Agreement between Registrant and Atlantic Fund Administration, LLC is filed herewith.
(h)(7)	Expense Limitation Agreement between Registrant and Beck, Mack & Oliver LLC is filed herewith.
(h)(23)	Expense Limitation Agreement between Registrant and Adalta Capital Management LLC is filed herewith.
(i)	Opinion and consent of K&L Gates LLP is filed herewith.
(j)	Consent of BBD LLP is filed herewith.